                              EMPLOYMENT AGREEMENT
                              --------------------

      This Employment Agreement (this "Agreement") is made and entered into as of the 7th day of May, 1997, between STORAGE TRUST PROPERTIES, L.P., a Delaware limited partnership, acting by and through its general partner, STORAGE TRUST REALTY, A Maryland Real Estate Investment Trust (the "Company") and MICHAEL G. BURNAM, Chief Executive Officer (the "Executive").

      WHEREAS, the Company recognizes that the Executive's contribution to the growth and success of the Company has been substantial and desires to assure the Company of the Executive's continued employment; and

      WHEREAS, the Company and the Executive previously executed an Employment Agreement dated November 15, 1994, which they now wish to wholly replace and restate through this Agreement.

      NOW, THEREFORE, in consideration of the promises hereafter set forth, the parties agree as follows:

      1.     EMPLOYMENT:  The Company agrees to continue to employ the
             -----------
Executive, and the Executive agrees to continue to be employed by the Company, subject to the terms and conditions set forth herein.

      2.     TERM:  The employment of the Executive by the Company as
             -----
provided in paragraph 1 hereof will be for a period of approximately three (3) years and two (2) months, commencing on the date of this Agreement through and ending on June 30, 2000, unless the term of this Agreement is extended as provided in the following sentence of this paragraph 2 (the "Employment Term"). Commencing on July 1, 2000, and on each anniversary of such date thereafter (such date and each anniversary thereof is hereafter called the "Renewal Date"), the Employment Term will be automatically extended so as to terminate on each subsequent anniversary of the Renewal Date, unless, not less than thirty (30) days prior to a Renewal Date, either party delivers to the other party written notice of its or his election not to so extend the Employment Term. If such a written notice is given in a timely manner, then this Agreement shall terminate on the next succeeding Renewal Date subsequent to said Notice. The Employment Term shall automatically end on the date of the Employee's death and a Notice of Termination pursuant to paragraph 5, g, shall be deemed to constitute a notice of nonrenewal under this paragraph 2. Notwithstanding the foregoing provisions of this paragraph 2, if a Change in Control (as defined in paragraph 7, a) occurs during the Employment Term, this Agreement will automatically be extended for a period of twelve (12) months following the date of such Change in Control.

      3.     POSITION AND DUTIES:  During the Employment Term, while the
             --------------------
Executive is employed by the Company, the Executive shall serve as Chief Executive Officer of the Company or in such other executive capacity as a senior officer of the Company as may be determined by the Company's Board of Trustees (the "Board") from time to time; provided, however, that such duties at all times shall be consistent with the duties normally performed by the Chief Executive Officer or such other executive position of companies engaged in businesses similar to the business of the Company. The Executive agrees to devote substantially all of his business time, skill, attention, and best efforts to the business of the Company to the extent necessary to discharge the responsibilities assigned to him during the Employment Term; provided, that the Executive may:

      a. except as provided in the noncompetition agreement between the Executive and the Company dated as of December 31, 1997 (and effective as of May 7, 1997) invest solely as a passive investor in any business or enterprise which is not in competition with the Company or which is not a supplier or vendor to the Company;

      b. serve on civic or charitable boards or committees that involve limited commitments of time and do not interfere with the fulfillment of the Executive's duties with respect to the Company, or, with the prior consent of the Board, on other corporate boards;

      c.    take usual, ordinary, and customary periods of vacation; and

      d. unless totally disabled (as hereafter defined) be absent due to illness or other disability.

      4.     COMPENSATION:
             -------------

      a.     Base Salary:  During the Employment Term, while the Executive
             ------------
is employed by the Company, the Executive shall receive a base salary ("Base Salary") at an annual rate of One Hundred Fifty Thousand Dollars ($150,000.00) per year. The Board, in its sole discretion, may increase the Executive's Base Salary effective as of January 1 of each calendar year subsequent to December 31, 1997, in an amount the Board deems appropriate, provided that the Board shall increase the Executive's Base Salary with respect of each remaining calendar year of the Employment Term by a percentage not less than the ratio of the "CPI" for the month of October in the calendar year ending immediately prior to a new calendar year as compared to the "CPI" for the month of October in the calendar year two years prior to such new calendar year. As used in this paragraph, the term "CPI" means the Consumer Price Index for All Items for the United States (CP-U; All items; 1982-1984=100) as published by the Bureau of Labor Statistics, United States Department of Labor. Any increase in the Executive's Base Salary or other compensation which is based on increases in the CPI shall in no way limit or reduce any other obligation of the Company hereunder, and, once established at an increased specified rate, the Executive's adjusted Base Salary shall not be reduced thereafter. The Executive's Base Salary shall be paid in accordance with the normal payroll practices of the Company, but in no event less frequently than monthly.

                               -Page 2-

      b.     Incentive Compensation; Bonuses:   In addition to the Base
             --------------------------------
Salary specified above, during the Employment Term, while the Executive is employed by the Company, the Executive shall be eligible to:

             (1) participate in the Bonus Incentive Compensation Plan as adopted May 9, 1995, as amended;

             (2) participate in the 1994 Share Incentive Plan as adopted by the Company, and as amended February 4, 1997;

             (3) participate in any other incentive plan for executive employees in effect from time to time hereafter;

             (4) exercise such share options pursuant to their terms as have been and as may be awarded to Executive from time to time hereafter which vest at any time hereafter; and

             (5) receive such other bonuses or discretionary compensation payments as the Board may determine from time to time hereafter.

The bonus and incentive plans described above in this subparagraph 4, b, are referred to herein collectively as the "Incentive Plans." Nothing in this Agreement shall require the Company to adopt or continue any specific Incentive Plan.

      c.     Expenses: The Executive shall be entitled to receive prompt
             ---------
reimbursement for all reasonable out-of-pocket expenses incurred by the Executive during the Employment Term while the Executive is employed by the Company in the normal course of the Company's business in accordance with the policies and procedures of the Company.

      d.     Benefit Plans:  During the Employment Term, while the Executive
             --------------
is employed by the Company, the Executive shall be entitled to continue to participate in or receive benefits under all of the Company's employee benefit plans, policies, practices, and arrangements ("Benefit Plans") on the same basis as other executive officers of the Company.

      e.     Vacations:  The Executive shall be entitled to paid vacations
             ----------
in accordance with the Company's vacation policy as in effect from time to time. The Executive also shall be entitled to all paid holidays given by the Company to its executive officers.

      f.     Fringe Benefits:  The Executive shall be entitled to all fringe
             ----------------
benefits generally provided by the Company to its executive officers.

      g.     Location of Employment:  The Executive shall be based at the
             -----------------------
Company's corporate headquarters, except for required travel on the Company's business in accordance with the Company's management practices.

                                -Page 3-

      5.     TERMINATION:
             ------------

      The Executive's employment with the Company during the Employment Term may be terminated by the Company or the Executive without any breach of this Agreement only under the circumstances described in subparagraphs 5, a, through 5, f, next below.

      a.     Death:  The Executive's employment shall terminate
             ------
automatically upon the death of the Executive.

      b.     Total Disability:  The Company may terminate the Executive's
             -----------------
employment by reason of the Executive's total disability. The term "total disability" means a physical or mental condition which, in the judgment of the Executive's attending physician, and based upon medical reports and other evidence supplied to the Company, permanently prevents the Executive even with reasonable accommodation by the Company from satisfactorily performing his usual duties for the Company. The receipt of Social Security Disability payments shall be presumptive evidence of total disability.

      c.     Cause or Inadequate Performance:  The Company may terminate the
             --------------------------------
Executive's employment for cause or inadequate performance; provided, however, the Executive's employment may not be terminated for inadequate performance during the twelve (12) month period following a Change in Control. The term "cause" in this Agreement means the Executive's conviction of a felony or his conviction of any misdemeanor involving moral turpitude (but only in the event that such misdemeanor adversely impacts the Company), excessive use of alcohol, the use of illegal drugs, acts of fraud or dishonesty, or any material breach by the Executive of this Agreement. The term "inadequate performance" means, in the good faith opinion of a majority of the Company's Board of Trustees, a significant deviation from the Executive's past performance under similar business conditions and not resulting from factors beyond the reasonable control of the Executive.

      d.     Termination by the Executive Because of Change in Control or
             ------------------------------------------------------------
Good Reason:  The Executive may terminate his employment for any reason at
------------
any time during the twelve (12) month period following a Change in Control or upon the occurrence at any time of any event constituting Good Reason (as hereafter defined). For the purposes of this Agreement, "Good Reason" shall mean:

             (1) the assignment to the Executive by the Company of any duties materially inconsistent with the position of a senior officer with the Company;

             (2) a change by the Company in the Executive's responsibilities to the Company such that the Executive is not acting as a senior officer of the Company, as such responsibilities are ordinarily and customarily required from time to time of an individual employed as a senior officer with a corporation engaged in the Company's business; or

                                 -Page 4-

             (3) any breach by the Company of any of the material provisions of this Agreement or any failure by the Company to carry out any of its material obligations hereunder.

      e.     Termination by Executive for other than Good Reason or following
             ----------------------------------------------------------------
a Change in Control:  The Executive may terminate his employment hereunder at
--------------------
any time for any reason not specified in subparagraph 5, d, above, by giving the Company a written Notice of Termination in accordance with subparagraph 5, g, below.

      f.     Termination by Company for other than Cause or Inadequate
             ---------------------------------------------------------
Performance.  The Company may terminate the Executive's employment at any
------------
time for any reason not specified in subparagraphs 5, a, b, or c, above, by giving the Executive a written Notice of Termination in accordance with subparagraph 5, g, below.

      g.     Notice of Termination:  Any termination of the Executive's
             ----------------------
employment for any reason other than the Executive's death, whether initiated by the Company or by the Executive, shall be communicated by a written "Notice of Termination" to the other party hereto. The "Notice of Termination" shall specify which termination provision in this Agreement is relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Such Notice of Termination shall be effective immediately or, in the case of a termination described in subparagraphs 5, d, or f, above, such later date as is specified in such notice.

      h.     Date of Termination:  "Date of Termination" shall mean the last
             --------------------
date the Executive is employed by the Company, provided that the Executive's employment is terminated in accordance with the foregoing provisions of this paragraph 5.

      6.     COMPENSATION AND OTHER RIGHTS UPON TERMINATION: The
             -----------------------------------------------
Executive's right to payments and benefits under this Agreement for any period after his Date of Termination shall be determined in accordance with the following provisions of this paragraph 6.

      a.     Termination Because of Death or Total Disability of Executive:
             --------------------------------------------------------------
If the Executive's Date of Termination occurs during the Employment Term by reason of the Executive's death or total disability, the Executive, or in the event of his death, the Executive's estate, heirs or designated beneficiaries shall be entitled to receive the benefits specified in subparagraphs (1), (2) and (3), below of this paragraph a. The amounts specified in subparagraphs (2) and (3) shall be paid in a lump sum cash payment as soon after the Executive's Date of Termination as is reasonably possible. Such payments shall be in addition to any other benefits specifically provided under the terms of any Incentive Plans or Benefit Plans. The benefits payable pursuant to this paragraph shall be:

             (1) the right to exercise and obtain the benefits specified in paragraph 6, f, below;

                                    -Page 5-

             (2) an amount equal to 12 months of the Executive's Base Salary at the rate in effect on his Date of Termination; plus

             (3) an amount equal to the annual bonus payable to the Executive, if any, under the Incentive Plans for the calendar year immediately preceding the calendar year in which the Executive's Date of Termination occurs. In the event of the Executive's death, any sum which would have been paid to a participant's account in a qualified retirement plan for the Executive by the Company shall instead be included as a part of this payment.

The Executive's "estate, heirs, and beneficiaries" shall mean the trustee of any trust or the personal representative of the Executive's estate or such other person or persons who may be designated by the Executive to receive such benefits on such documents or forms as the Company provides for this purpose.

      b.     Termination Following a Change in Control:  If the Executive's
             ------------------------------------------
Date of Termination occurs within twelve (12) months following a Change in Control for any reason other than death, total disability or for cause, the Executive shall be entitled to the following:

             (1) the right to exercise and obtain the benefits specified in paragraph 6, f, below;

             (2) all benefits under the Incentive Plans which, if the Executive had continued in the employ of the Company, would have accrued to his benefit on December 31 of the year in which the Executive's Date of Termination occurs, which shall be paid in a lump sum cash payment as soon as practicable following the Date of Termination. If any portion of the amount specified in this subparagraph (2) is not determinable in time to be included in such lump sum, that portion shall be paid in a separate lump sum as soon as practicable after it becomes determinable.

             (3) a lump sum cash payment in an amount equal to two and one-half (2.5) times (250% of) of the sum of (i) the Executive's Base Salary; plus (ii) bonuses paid during the twelve (12) full calendar months immediately preceding the calendar month in which the Executive's employment terminated. Such total amount shall be paid within ten (10) days following the Date of Termination.

In addition, if the Executive's Date of Termination occurs for reasons other than cause within twelve (12) months following a Change in Control or following any event constituting Good Reason, and on such date the Executive is party to any agreement with the Company restricting the Executive's ability to obtain employment with a competitor of the Company or to engage in activities which are competitive to the Company, such competition restrictions shall lapse on the Date of Termination.

                                    -Page 6-

      c.     Voluntary Termination by Executive:  If the Executive's Date of
             -----------------------------------
Termination occurs under subparagraph 5, e, (relating to a voluntary termination not within twelve (12) months following a Change in Control and
            ---
not for Good Reason), then the Company shall promptly pay the Executive his
---
full Base Salary through the Date of Termination at the rate in effect on his Date of Termination and any amounts earned but unpaid as of the Date of Termination under the Incentive Plans and Benefit Plans, in accordance with the terms of such Plans.

      d.     Termination for Cause or Inadequate Performance:  If the
             ------------------------------------------------
Executive's Date of Termination shall occur under subparagraph 5, c, for reasons of (i) cause, or (ii) inadequate performance provided such termination for inadequate performance does not occur within twelve (12) months of a Change in Control, the Company shall promptly pay the Executive his full Base Salary through the Date of Termination at the rate in effect on his Date of Termination and any amounts earned but unpaid as of the Date of Termination under the Incentive Plans and Benefit Plans, in accordance with the terms of such Plans. Such termination shall not impair the Company's remedies for any breach of this Agreement by the Executive.

      e.     Other Termination by the Company or by the Executive for Good
             -------------------------------------------------------------
Reason: If the Executive's Date of Termination occurs under subparagraph 5,
-------
f, (relating to termination by the Company for reasons other than total disability, cause or inadequate performance) or the Executive shall terminate his employment for Good Reason under subparagraph 5, d, and such termination is not during the 12 month period following a Change in Control, then the Company shall pay to the Executive the following amounts:

             (1) the right to exercise and obtain the benefits specified in paragraph 6, f, below;

             (2) all benefits under the Incentive Plans which, if the Executive had continued in the employ of the Company, would have accrued to his benefit on December 31 of the year in which the Executive's Date of Termination occurs, which shall be paid in a lump sum cash payment as soon as practicable following the Date of Termination. If any portion of the amount specified in this subparagraph (2) is not determinable in time to be included in such lump sum, that portion shall be paid in a separate lump sum as soon as practicable after it becomes determinable; plus

             (3) a lump sum cash payment in an amount equal to one times (100% of) the sum of (i) the Executive's Base Salary; plus (ii) bonuses, paid during the twelve (12) full calendar months immediately preceding the calendar month in which the Executive's employment is terminated. Such total amount shall be paid within ten (10) days following the Date of Termination.

      f.     Additional Benefits for Certain Terminations:  Notwithstanding
             ---------------------------------------------
any provisions to the contrary contained in this Agreement, in any Incentive Plan or in any other agreement between the Company and the Executive, if the Executive's Date of Termination occurs for any

                                   -Page 7-
reason other than a termination by the Company for cause or inadequate performance under subparagraph 5, c, or a voluntary termination by the Executive under subparagraph 5, e, (relating to voluntary terminations which are not for Good Reason or within 12 months of a Change in Control), then effective immediately prior to such Date of Termination and continuing thereafter:

             (1) All share options and share appreciation rights which the Executive then holds under any Incentive Plan or Benefit Plan shall become immediately and fully vested and exercisable;

             (2) All shares of restricted shares which the Executive holds under any Incentive Plan or Benefit Plan shall become immediately and fully vested and all restrictions applicable to such shares under such plans shall immediately terminate;

             (3) All performance share awards, performance unit awards and other similar performance-based awards which the Executive then holds under any Incentive Plan or Benefit Plan shall become immediately and fully vested, all performance measures applicable to such awards shall be deemed to have been fully satisfied through the Date of Termination, and payment of the then value of such awards shall be made to the Executive as soon as administratively feasible following the Date of Termination or such Change in Control, with the value of such awards to be based, to the extent applicable, on the Market Value (as hereinafter defined) or the Change in Control Value (as hereinafter defined) of the common shares of the Company, whichever is applicable; and

             (4) All other incentive compensation awards, including deferred cash bonuses or share awards, then held by the Executive under any Incentive Plan or Benefit Plan shall become immediately and fully vested and payable.

      g.     Benefits Delayed if Necessary to Assure Full Payment:
             -----------------------------------------------------
Notwithstanding any other provisions of this Agreement, if applicable law or any material agreement by which the Company is bound imposes any restrictions on the Company's fulfilling its obligations under this paragraph 6 at the time provided, the Company shall fulfill its obligations to the maximum extent possible at that time without violating such restrictions, and such remaining and unfulfilled obligations shall survive until the Company is able to fulfill them and the Company shall use its best efforts to fulfill such obligations as soon as reasonably practicable thereafter.

      h.     Continuation of Benefit Plans:  If the Executive's employment
            -------------------------------
is terminated under the circumstances described in subparagraph 6, b, hereof (relating to termination following a Change in Control), then for a period of eighteen (18) months following the Date of Termination, the Company shall maintain in full force and effect for the continued benefit of the Executive and his eligible dependents and beneficiaries, the employee benefits under the Benefit Plans which they were eligible to receive immediately prior to the Date of Termination, subject to the terms and conditions of the Benefit Plans, at no greater cost to the Executive than he would have incurred had he remained in the employ of the Company; provided that the Executive's continued participation or the participation of such eligible dependents or beneficiaries must be permissible

                                    -Page 8-
under the general terms and provisions of such Benefit Plans and shall not jeopardize the Plans' qualified status under the Internal Revenue Code or the rules and regulations promulgated thereunder. In the event that the Executive's participation or the participation of such eligible dependents or beneficiaries in any such Benefit Plan is barred pursuant to the preceding sentence, the Company shall arrange to provide the Executive or such eligible dependents or beneficiaries, for the period of coverage specified in the preceding sentence, with benefits substantially similar to those which the Executive and such eligible dependents or beneficiaries were entitled to receive under such Benefit Plans immediately prior to the Date of Termination, or with cash approximately equal in value to the benefit which otherwise would have been made available. Upon the Executive obtaining other employment or becoming self-employed, the Company's obligations under this subparagraph 6, h, hereof shall cease effective upon the date of the Executive's eligibility to participate in his new employer's benefits plans or in any benefit plans established by the Executive pursuant to his self-employment, irrespective of whether such benefit plans are comparable to the Company's Benefit Plans; provided, however, that in the case of limited self-employment the Company may, in its sole discretion, agree to waive the foregoing provisions of this sentence.

      7.     CERTAIN DEFINITIONS:
             --------------------

      a.     Change in Control:  For purposes of this Agreement, the term
             ------------------
"Change in Control" means a change in the beneficial ownership of the Company's voting shares or a change in the composition of the Company's Board of Trustees which occurs as follows:

             (1) any "person" (as such term is used in paragraph 13 (d) and 14 (d) (2) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than:

                   (a) a trustee or other fiduciary of securities held under an employee benefit plan of the Company;

                   (b) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company; or

                   (c) any person in which the Executive has a substantial equity interest is or becomes a beneficial owner (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of shares of the Company representing twenty-five percent (25%) or more of the total voting power of the Company's then outstanding shares; or

             (2) a tender offer is made for the shares of the Company by a person other than a person described in subparagraph (1), (a), (b), or
      (c), and the person making the offer owns or has accepted for payment shares of the Company representing twenty-five percent (25%) or more of the total voting power of the Company's shares; or

                                      -Page 9-

             (3) the shareholders of the Company approve a sale of all or substantially all of the Company's assets or a merger or consolidation of the Company with any other company other than:

                   (a) such a merger or consolidation which would result in the Company's voting shares outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting shares of the surviving entity) more than fifty-one percent (51%) of the combined voting power of the Company's or such surviving entity's outstanding voting shares immediately after such merger or consolidation; or

                   (b) such an asset sale or a merger or consolidation which would result in the Trustees of the Company who were Trustees immediately prior thereto continuing to constitute at least fifty percent (50%) of the Trustees of the surviving entity immediately after such merger or consolidation; or

             (4) a majority of the members of the Board of Trustees is comprised of individuals whose initial assumption of office occurred as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11.

      For purposes of this paragraph 7, "surviving entity" shall mean only an entity in which all of the Company's shareholders become shareholders by the terms of such merger or consolidation, and the phrase "Trustees of the Company who were Trustees immediately prior thereto" shall not include:

                   1) any Trustee of the Company who was designated by a person who has entered into an agreement with the Company to effect a transaction described in this paragraph or in paragraph
             (1) above; or

                   2) any Trustee who was not a Trustee at the beginning of the 12-consecutive-month period preceding the date of such merger or consolidation unless his or her election by the Board of Trustees or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds (2/3) of the Trustees then still in office who were Trustees before the beginning of such period or two-thirds (2/3) of the shareholders voting for the election of Trustees, as the case may be.

      b.     Change in Control Value:  For purposes of this Agreement, the
             ------------------------
term "Change in Control Value" means the greatest of the amounts determined
                                         --------
in subparagraphs (1), (2), or (3), below, unless any one or more of such values are not applicable, to-wit:

             (1) the per share price offered to shareholders of the Company in any merger, consolidation, sale of assets or reorganization transaction;

                                     -Page 10-

             (2) the highest per share price offered the shareholders of the Company in any tender offer or exchange offer whereby a Change in Control takes place; or

             (3) if a Change in Control occurs other than as described in subparagraphs (1) or (2), the Market Value per share, as of the date of the Change in Control, as determined by the Board in Good faith. If the consideration offered to shareholders of the Company in a transaction consists of anything other than cash, the Board shall determine in Good faith the fair cash equivalent of the portion of the consideration offered which is other than cash.

      8.     ADJUSTMENT FOR TAX EFFECTS:   If any payments under this
             ---------------------------
Agreement, after taking into account all other payments to which the Executive is entitled from the Company, or any affiliate thereof, are subject to an excise tax under section 4999 of the Internal Revenue Code of 1986 or any successor provision to that section, such payments shall be reduced to the extent required to avoid such excise tax if, and only if, such reduction would result in a larger after-tax benefit to the Executive, taking into account all applicable local, state, federal and foreign income and excise taxes. The Executive shall be entitled to select the order in which payments are to be reduced in accordance with the preceding sentence. If requested by the Executive, the Company shall provide complete compensation and tax data on a timely basis to the Executive and to tax counsel designated by the Executive in order to enable the Executive to determine the extent to which payments from the Company and its affiliates may result in an excise tax, and the Company shall reimburse the Executive for any reasonable fees and expenses incurred by the Executive for such purpose. If the Executive and the Company shall disagree as to whether a payment under this Agreement will result in an excise tax or whether a reduction in any payment will result in a larger after-tax benefit to the Executive, the matter shall be resolved by an opinion of tax counsel chosen by the Executive. The Company shall pay the fees and expenses of such tax counsel, and shall make available such information as may be reasonably requested by such advisor to prepare the opinion. If, by reason of the adjustments under this paragraph 8, the amount payable to the Executive under paragraph 6 above cannot be determined prior to the due date for such payment, the Company shall pay on the due date the minimum amount which it in good faith determines to be payable and the Company shall pay the remaining amount (or the Executive shall repay any excess), with interest at a rate, compounded semi-annually, equal to 120% of the applicable Federal rate determined under section 1274(d) of the Internal Revenue Code of 1986, as soon as such remaining amount is determined in accordance with this paragraph 8.

      9.     NON-DISCLOSURE AND REMEDIES:
             ----------------------------

      a. The Executive shall not, during the Executive's employment hereunder or at any time thereafter, disclose or reveal to anyone (other than persons within the Company) any information relating to the business, techniques, operations, condition (financial or otherwise), prospects or affairs of the Company which is not generally known or recognized as a standard industry practice. The Executive confirms that all confidential information regarding the business of the Company received by him during his employment is and shall remain the exclusive

                                 -Page 11-
property of the Company. All business records, papers and documents kept or made by the Executive relating to the business of the Company shall be and remain its property. Upon the termination of his employment with the Company or upon the Company's request at any time, the Executive shall promptly deliver to the Company, and shall not, without the consent of the Company, retain copies of any written materials not previously made available to the public made by the Executive or coming into his possession concerning the business or any of its affiliates. Notwithstanding the preceding provisions of this subparagraph 9, a, or any other provision of this Agreement, the Executive shall be entitled to retain any written materials received by the Executive in the capacity as a shareholder of the Company or the Company's affiliates.

      b. Without limiting its other remedies at law or equity for any breach of subparagraph 9, a, hereof, the Executive agrees that in the event of such breach, the Company shall be entitled to a temporary restraining order and a preliminary and permanent injunction to specifically enforce subparagraph 9, a, hereof, which shall be enforceable by the Company, irrespective of the reason for the Executive's termination of employment.

      10.    SUCCESSORS; BINDING AGREEMENT:
             ------------------------------

      a. The Company shall require any successor to all or substantially all of the business and/or assets of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise), by agreement in form and substance reasonably satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place; provided that (i) any such assignment and assumption shall not relieve the Company of its liability hereunder, and (ii) with respect to the Company's Incentive Plans and Benefit Plans, the Company's obligations under this subparagraph 10, a, shall be deemed satisfied if the Executive is entitled to participate in the incentive and benefit plans of the successor company which are generally offered to the other executives of such successor company. As used in this Agreement, "Company" shall mean the Company as hereinabove defined and any successors to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this subparagraph 10, a, or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

      b.     This Agreement shall inure to the benefit of and be enforceable by:

             (1) the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees; and

             (2)   the Company's successors and assigns.

      11.    NOTICES:  For the purposes of this Agreement, notices and all
             --------
other communications provided for in this Agreement shall be in writing and shall be delivered by certified mail, return provide receipt requested, postage prepaid, addressed as follows:

                                    -Page 12-

                  If to Executive:     Michael G. Burnam
                                       1020 Bourn Avenue
                                       Columbia, MO 65203

                  If to the Company:   Storage Trust Realty
                                       2407 Rangeline Road
                                       Columbia, MO 65202

      12.    MISCELLANEOUS:  No provisions of this Agreement may be
             --------------
modified, waived, or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and approved by the Company. No modification, waiver or discharge by the Company shall be effective unless it is approved by a majority of the Independent Trustees (as defined in Article 5 of the Company's Declaration of Trust). No waiver by a party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the state of Maryland.

      13.    VALIDITY:  The invalidity or unenforceability of any
             ---------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

      14.    HEADINGS:  The headings contained herein are for reference
             ---------
purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

      15.    SUPERSESSION OF PRIOR AGREEMENT:  This Agreement
             --------------------------------
supersedes and wholly replaces any previous employment agreements between the Company or its predecessor corporations and the Executive, and any amendments and supplements thereto.

      16.    ENTIRE AGREEMENT:  This Agreement constitutes the entire
             -----------------
agreement of the parties hereto relating, to the subject matter hereof and there are no written or oral terms or representations made by either party other than those contained herein.

      17.    ATTORNEYS' FEES AND COSTS:  In the event there is any
             --------------------------
legal action or arbitration between the parties hereto with respect to this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in connection with such action or proceeding in addition to any other relief to which such party may be entitled.

      18.    SURVIVAL:  Except as otherwise expressly provided in this
             ---------
Agreement, the rights and obligations of the parties hereunder shall survive the expiration or termination of the term of the Executive's employment hereunder.

      19.    NO EFFECT ON OTHER CONTRACTUAL RIGHTS:  The provisions
             --------------------------------------
of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable to the

                                  -Page 13-

Executive, or in any way diminish the Executive's rights as an employee of the Company, whether existing now or hereafter, under any employee benefit plan, program, or arrangement or other contract or agreement of the Company providing benefits to the Executive.

      20.    ARBITRATION:  The parties agree that any disputes arising
             ------------
from this Agreement shall be resolved by submission to binding and final arbitration in accordance with the rules of the American Arbitration Association, but subject to the following terms and conditions:

      a.     Purpose.  The parties recognize that during the term of this
             -------
Agreement, it is to their mutual benefit for there to be a mechanism to avoid litigation. Rather than resort to litigation, the parties agree that the disputes which may arise between the parties during the term of this Agreement shall be resolved by mediation and arbitration as prescribed by this paragraph.

      b.     Term of Arbitration Obligation.  The arbitration obligation set
             ------------------------------
forth in this paragraph shall exist during the term of this Agreement.

      c.     Mediation.  Before any dispute between the Parties is referred
             ---------
to an arbitrator or arbitration panel for resolution, the Parties shall use reasonable and good faith efforts to resolve said dispute on an informal basis or through the use of a mediator mutually agreeable to both Parties. The mediator selected for this purpose shall not have any power to render a decree or to enter any judgment binding upon the Parties, but instead said mediator shall be selected in an effort to achieve a consensus and agreement between the Parties with respect to the issue or issues in dispute. In the event either Party believes an issue has not been resolved to said Party's satisfaction and that said dispute potentially may be the subject of arbitration if not resolved, said Party shall have the right to demand that said issue be presented to a mediator for mediation and conciliation. In such event, said Party desiring such mediation (the "Electing Party") shall give notice to the other Party (the "Notice Party") as to the Electing Party's desire to refer said issue to a mediator for resolution. Said written notice to the Notice Party shall specify the names of at least three (3) persons who would be acceptable to the Electing Party as a mediator for this purpose. The Notice Party shall have the right to agree to any one (1) of the three (3) persons so named to serve as mediator or shall have the right to reject all said persons named and suggest three (3) prospective mediators in return. If both Parties are unable to agree as to the name of a mediator who will serve as such in connection with said mediation proceedings within thirty (30) days of the date the Electing Party first gives notice to the Notice Party in this regard, then the issue involved shall not be required to be mediated, but instead may be the subject of arbitration pursuant to the provisions hereafter specified. If the Parties are able to agree as to a person who can serve as mediator, then the parties shall meet with said mediator and attempt to resolve that issue to their mutual satisfaction. If the parties are unable to achieve a resolution of the issue through said mediation proceeding, then either Party may thereafter invoke the arbitration proceedings hereafter specified.

                                    -Page 14-

      d.     Arbitration Procedures.  If the Parties are unable to resolve
             ----------------------
an issue or issues about which they disagree through the mediation process described above, then either Party shall have the right to require the binding arbitration of such issue by demanding that said issue be arbitrated. In such event, the Parties shall proceed as follows:

             (1) The Party desiring arbitration (the "Electing Party") shall given written notice to the other Party (the "Notice Party") as to the Electing Party's election to invoke the binding arbitration provisions of this paragraph. Said written notice shall identify the issue or issues about which the Parties disagree, the fact of the Electing Party's desire that said issues be arbitrated pursuant to this Agreement, and the name of the arbitrator which the Electing Party has selected to arbitrate said dispute.

             (2) The Notice Party shall have ten (10) days following receipt of the above-described written notice concerning the Electing Party's decision to demand arbitration in which to select an arbitrator to serve as such and who is acceptable to the Notice Party for this purpose. The arbitrator selected by the Electing Party and the arbitrator selected by the Notice Party shall thereafter meet within five (5) days of the date the Notice Party indicates to the Electing Party the name of the Notice Party's arbitrator and shall attempt to agree upon a third arbitrator who shall be selected by said two (2) previously named arbitrators. In the event said two (2) previously named arbitrators are unable to agree upon a third arbitrator, then either Party may communicate this fact to the American Arbitration Association which shall thereupon name and select the third arbitrator.

             (3) Any arbitrator selected by a Party must be independent of the Party who has selected said arbitrator, i.e., said arbitrator may not be an employee of that Party, may not be related within the third degree of consanguinity to any employee or member of that Party or that Party's Affiliate, and may not be an investor in, member of, or Affiliate of any Party.

             (4) Any arbitrator selected for the foregoing purposes must agree in writing, to base said arbitrator's decision on the principles hereafter set forth in subparagraph e of this paragraph.

             (5) The Parties shall thereafter proceed to submit their issues and disputes to the arbitrators selected in the foregoing manner and shall thereafter be bound by any decision reached by said arbitrators (so long as said decision is reached and determined in accordance with the principles hereafter set forth in subparagraph e of this paragraph).

             (6) In lieu of the foregoing procedure, if the Parties are able to agree on a single person to serve as arbitrator of the issue or issues involved, then the

                                      -Page 15-

      Parties may submit the issues involved to said single arbitrator who shall thereupon have the power to make a decision in the case which is binding upon both Parties.

      e.     Governing Principles Applicable to Arbitration Proceedings.  In
             ----------------------------------------------------------
any arbitration proceeding conducted pursuant to this Agreement and pursuant to the foregoing provisions of this paragraph, the Arbitrator shall be bound and governed by the following principles:

             (1) The arbitration proceedings shall be stayed for a reasonable period of time during which the Parties shall be permitted to conduct such discovery (including depositions, interrogatories, requests for admissions, and the like) in the same manner as if the issue or issues involved were pending before the Circuit Court of Boone County, Missouri, and pursuant to the Missouri Rules of Civil Procedure then in effect.

             (2) Following said period of discovery, the issues shall be presented to the arbitrator or arbitrators. However, in presenting such issues and such evidence as may be involved, the arbitrator shall be bound and obligated to apply the rules of evidence which are then in effect with respect to Circuit Courts in Boone County, Missouri, and shall be governed by the rules of evidence with respect to the admissibility of evidence in the Missouri courts in the same manner as if said issues where then being tried to a Circuit Judge in the Circuit Court of Boone County, Missouri. The arbitrators may not consider (and shall not consider) evidence which would not be admissible before the Circuit Court of Boone County, Missouri, were the issues being tried to said Circuit Court in said case.

             (3) Any decision rendered by the arbitrators must be a decision which could be entered by the Circuit Court of Boone County, Missouri, under the same or similar circumstances. In this regard, the arbitration panel shall have such equitable authority and powers as the Circuit Court of Boone County, Missouri, would have under the same or similar circumstances, but shall not have the ability to fashion any relief or decision which would be beyond the authority of the Circuit Court of Boone County, Missouri, to render under the same or similar circumstances (assuming personal jurisdiction over both Parties).

             (4) In the event no member of the arbitration panel is an attorney licensed to practice law in the state of Missouri, then the arbitration panel shall have the authority to retain the services of an attorney who is licensed to practice law in the state of Missouri, and who has no conflict of interest with respect to the Parties to advise the arbitration panel concerning the legal issues coming before the arbitration panel. However, because of the need for the arbitration panel to be familiar with legal principles under the laws of the state of Missouri, the arbitration panelists selected by the Parties (and by the arbitrators) shall, if at all

                                   -Page 16-
      possible, be practicing attorneys in the state of Missouri or Judges or former Judges of the courts of the state of Missouri.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

      [THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.]


                                    STORAGE TRUST PROPERTIES, L.P., ("Company")

                                    By:   Storage Trust Realty, a Maryland
                                          Real Estate Investment Trust, Sole
                                          General Partner


                                    By:    /s/ P. Crismon Burnam
                                         -------------------------------------
                                          P. Crismon Burnam, Chief Operating
                                          Officer

                                              /s/ Michael G. Burnam
                                         -------------------------------------
                                          MICHAEL G. BURNAM, ("Executive")

                                   -Page 17-

                              EMPLOYMENT AGREEMENT
                              --------------------

      This Employment Agreement (this "Agreement") is made and entered into as of the 31st day of December, 1997 and effective as of the 7th day of May, 1997, between STORAGE TRUST PROPERTIES, L.P., a Delaware limited partnership, acting by and through its general partner, STORAGE TRUST REALTY, A Maryland Real Estate Investment Trust (the "Company") and STEPHEN M. DULLE, Chief Financial Officer (the "Executive").

      WHEREAS, the Company recognizes that the Executive's contribution to the growth and success of the Company has been substantial and desires to assure the Company of the Executive's continued employment; and

      WHEREAS, the Company and the Executive previously executed an Employment Agreement dated November 15, 1994, which they now wish to wholly replace and restate through this Agreement.

      NOW, THEREFORE, in consideration of the promises hereafter set forth, the parties agree as follows:

      1.     EMPLOYMENT:  The Company agrees to continue to employ the
             -----------
Executive, and the Executive agrees to continue to be employed by the Company, subject to the terms and conditions set forth herein.

      2.     TERM:  The employment of the Executive by the Company as
             -----
provided in paragraph 1 hereof will be for a period of approximately three
(3) years and two (2) months, commencing on the date of this Agreement through and ending on June 30, 2000, unless the term of this Agreement is extended as provided in the following sentence of this paragraph 2 (the "Employment Term"). Commencing on July 1, 2000, and on each anniversary of such date thereafter (such date and each anniversary thereof is hereafter called the "Renewal Date"), the Employment Term will be automatically extended so as to terminate on each subsequent anniversary of the Renewal Date, unless, not less than thirty (30) days prior to a Renewal Date, either party delivers to the other party written notice of its or his election not to so extend the Employment Term. If such a written notice is given in a timely manner, then this Agreement shall terminate on the next succeeding Renewal Date subsequent to said Notice. The Employment Term shall automatically end on the date of the Employee's death and a Notice of Termination pursuant to paragraph 5, g, shall be deemed to constitute a notice of nonrenewal under this paragraph 2. Notwithstanding the foregoing provisions of this paragraph 2, if a Change in Control (as defined in paragraph 7, a) occurs during the Employment Term, this Agreement will automatically be extended for a period of twelve (12) months following the date of such Change in Control.

      3.     POSITION AND DUTIES:  During the Employment Term, while
             --------------------
the Executive is employed by the Company, the Executive shall serve as Chief Financial Officer of the Company or in such other executive capacity as a senior officer of the Company as may be determined by the Company's Board of Trustees (the "Board") from time to time; provided, however, that such duties at all times shall be consistent with the duties normally performed by the Chief Financial Officer or such other executive position of companies engaged in businesses similar to the business of the Company. The Executive agrees to devote substantially all of his business time, skill, attention, and best efforts to the business of the Company to the extent necessary to discharge the responsibilities assigned to him during the Employment Term; provided, that the Executive may:

      a. except as provided in the noncompetition agreement between the Executive and the Company dated as of December 31, 1997 (and effective as of May 7, 1997) invest solely as a passive investor in any business or enterprise which is not in competition with the Company or which is not a supplier or vendor to the Company;

      b. serve on civic or charitable boards or committees that involve limited commitments of time and do not interfere with the fulfillment of the Executive's duties with respect to the Company, or, with the prior consent of the Board, on other corporate boards;

      c.     take usual, ordinary, and customary periods of vacation; and

      d. unless totally disabled (as hereafter defined) be absent due to illness or other disability.

      4.     COMPENSATION:
             -------------

      a.     Base Salary:  During the Employment Term, while the Executive
             ------------
is employed by the Company, the Executive shall receive a base salary ("Base Salary") at an annual rate of One Hundred Thirty-Five Thousand ($135,000.00) per year. The Board, in its sole discretion, may increase the Executive's Base Salary effective as of January 1 of each calendar year subsequent to December 31, 1997, in an amount the Board deems appropriate, provided that the Board shall increase the Executive's Base Salary with respect of each remaining calendar year of the Employment Term by a percentage not less than the ratio of the "CPI" for the month of October in the calendar year ending immediately prior to a new calendar year as compared to the "CPI" for the month of October in the calendar year two years prior to such new calendar year. As used in this paragraph, the term "CPI" means the Consumer Price Index for All Items for the United States (CP-U; All items; 1982-1984=100) as published by the Bureau of Labor Statistics, United States Department of Labor. Any increase in the Executive's Base Salary or other compensation which is based on increases in the CPI shall in no way limit or reduce any other obligation of the Company hereunder, and, once established at an increased specified rate, the Executive's adjusted Base Salary shall not be reduced thereafter. The Executive's Base Salary shall be paid in accordance with the normal payroll practices of the Company, but in no event less frequently than monthly.


                                    -Page 2-

      b.     Incentive Compensation; Bonuses:   In addition to the Base
             --------------------------------
Salary specified above, during the Employment Term, while the Executive is employed by the Company, the Executive shall be eligible to:

             (1) participate in the Bonus Incentive Compensation Plan as adopted May 9, 1995, as amended;

             (2) participate in the 1994 Share Incentive Plan as adopted by the Company, and as amended February 4, 1997;

             (3) participate in any other incentive plan for executive employees in effect from time to time hereafter;

             (4) exercise such share options pursuant to their terms as have been and as may be awarded to Executive from time to time hereafter which vest at any time hereafter; and

             (5) receive such other bonuses or discretionary compensation payments as the Board may determine from time to time hereafter.

The bonus and incentive plans described above in this subparagraph 4, b, are referred to herein collectively as the "Incentive Plans." Nothing in this Agreement shall require the Company to adopt or continue any specific Incentive Plan.

      c.     Expenses: The Executive shall be entitled to receive prompt
             ---------
reimbursement for all reasonable out-of-pocket expenses incurred by the Executive during the Employment Term while the Executive is employed by the Company in the normal course of the Company's business in accordance with the policies and procedures of the Company.

      d.     Benefit Plans:  During the Employment Term, while the
             --------------
Executive is employed by the Company, the Executive shall be entitled to continue to participate in or receive benefits under all of the Company's employee benefit plans, policies, practices, and arrangements ("Benefit Plans") on the same basis as other executive officers of the Company.

      e.     Vacations:  The Executive shall be entitled to paid vacations
             ----------
in accordance with the Company's vacation policy as in effect from time to time. The Executive also shall be entitled to all paid holidays given by the Company to its executive officers.

      f.     Fringe Benefits:  The Executive shall be entitled to all
             ----------------
fringe benefits generally provided by the Company to its executive officers.

      g.     Location of Employment:  The Executive shall be based at the
             -----------------------
Company's corporate headquarters, except for required travel on the Company's business in accordance with the Company's management practices.


                                    -Page 3-

      5.     TERMINATION:
             ------------

      The Executive's employment with the Company during the Employment Term may be terminated by the Company or the Executive without any breach of this Agreement only under the circumstances described in subparagraphs 5, a, through 5, f, next below.

      a.     Death:  The Executive's employment shall terminate
             ------
automatically upon the death of the Executive.

      b.     Total Disability:  The Company may terminate the Executive's
             -----------------
employment by reason of the Executive's total disability. The term "total disability" means a physical or mental condition which, in the judgment of the Executive's attending physician, and based upon medical reports and other evidence supplied to the Company, permanently prevents the Executive even with reasonable accommodation by the Company from satisfactorily performing his usual duties for the Company. The receipt of Social Security Disability payments shall be presumptive evidence of total disability.

      c.     Cause or Inadequate Performance:  The Company may terminate
             --------------------------------
the Executive's employment for cause or inadequate performance; provided, however, the Executive's employment may not be terminated for inadequate performance during the twelve (12) month period following a Change in Control. The term "cause" in this Agreement means the Executive's conviction of a felony or his conviction of any misdemeanor involving moral turpitude (but only in the event that such misdemeanor adversely impacts the Company), excessive use of alcohol, the use of illegal drugs, acts of fraud or dishonesty, or any material breach by the Executive of this Agreement. The term "inadequate performance" means, in the good faith opinion of a majority of the Company's Board of Trustees, a significant deviation from the Executive's past performance under similar business conditions and not resulting from factors beyond the reasonable control of the Executive.

      d.     Termination by the Executive Because of Change in Control or
             ------------------------------------------------------------
Good Reason:  The Executive may terminate his employment for any reason at
------------
any time during the twelve (12) month period following a Change in Control or upon the occurrence at any time of any event constituting Good Reason (as hereafter defined). For the purposes of this Agreement, "Good Reason" shall mean:

             (1) the assignment to the Executive by the Company of any duties materially inconsistent with the position of a senior officer with the Company;

             (2) a change by the Company in the Executive's responsibilities to the Company such that the Executive is not acting as a senior officer of the Company, as such responsibilities are ordinarily and customarily required from time to time of an individual employed as a senior officer with a corporation engaged in the Company's business; or


                                    -Page 4-

             (3) any breach by the Company of any of the material provisions of this Agreement or any failure by the Company to carry out any of its material obligations hereunder.

      e.     Termination by Executive for other than Good Reason or
             ------------------------------------------------------
following a Change in Control:  The Executive may terminate his employment
------------------------------
hereunder at any time for any reason not specified in subparagraph 5, d, above, by giving the Company a written Notice of Termination in accordance with subparagraph 5, g, below.

      f.     Termination by Company for other than Cause or Inadequate
             ---------------------------------------------------------
Performance.  The Company may terminate the Executive's employment at any
------------
time for any reason not specified in subparagraphs 5, a, b, or c, above, by giving the Executive a written Notice of Termination in accordance with subparagraph 5, g, below.

      g.     Notice of Termination:  Any termination of the Executive's
             ----------------------
employment for any reason other than the Executive's death, whether initiated by the Company or by the Executive, shall be communicated by a written "Notice of Termination" to the other party hereto. The "Notice of Termination" shall specify which termination provision in this Agreement is relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Such Notice of Termination shall be effective immediately or, in the case of a termination described in subparagraphs 5, d, or f, above, such later date as is specified in such notice.

      h.     Date of Termination:  "Date of Termination" shall mean the
             --------------------
last date the Executive is employed by the Company, provided that the Executive's employment is terminated in accordance with the foregoing provisions of this paragraph 5.

      6.     COMPENSATION AND OTHER RIGHTS UPON TERMINATION: The
             -----------------------------------------------
Executive's right to payments and benefits under this Agreement for any period after his Date of Termination shall be determined in accordance with the following provisions of this paragraph 6.

      a.     Termination Because of Death or Total Disability of Executive:
             --------------------------------------------------------------
If the Executive's Date of Termination occurs during the Employment Term by reason of the Executive's death or total disability, the Executive, or in the event of his death, the Executive's estate, heirs or designated beneficiaries shall be entitled to receive the benefits specified in subparagraphs (1), (2) and (3), below of this paragraph a. The amounts specified in subparagraphs
(2) and (3) shall be paid in a lump sum cash payment as soon after the Executive's Date of Termination as is reasonably possible. Such payments shall be in addition to any other benefits specifically provided under the terms of any Incentive Plans or Benefit Plans. The benefits payable pursuant to this paragraph shall be:

             (1) the right to exercise and obtain the benefits specified in paragraph 6, f, below;


                                    -Page 5-

             (2) an amount equal to 12 months of the Executive's Base Salary at the rate in effect on his Date of Termination; plus

             (3) an amount equal to the annual bonus payable to the Executive, if any, under the Incentive Plans for the calendar year immediately preceding the calendar year in which the Executive's Date of Termination occurs. In the event of the Executive's death, any sum which would have been paid to a participant's account in a qualified retirement plan for the Executive by the Company shall instead be included as a part of this payment.

The Executive's "estate, heirs, and beneficiaries" shall mean the trustee of any trust or the personal representative of the Executive's estate or such other person or persons who may be designated by the Executive to receive such benefits on such documents or forms as the Company provides for this purpose.

      b.     Termination Following a Change in Control:  If the Executive's
             ------------------------------------------
Date of Termination occurs within twelve (12) months following a Change in Control for any reason other than death, total disability or for cause, the Executive shall be entitled to the following:

             (1) the right to exercise and obtain the benefits specified in paragraph 6, f, below;

             (2) all benefits under the Incentive Plans which, if the Executive had continued in the employ of the Company, would have accrued to his benefit on December 31 of the year in which the Executive's Date of Termination occurs, which shall be paid in a lump sum cash payment as soon as practicable following the Date of Termination. If any portion of the amount specified in this subparagraph (2) is not determinable in time to be included in such lump sum, that portion shall be paid in a separate lump sum as soon as practicable after it becomes determinable.

             (3) a lump sum cash payment in an amount equal to two and one-half (2.5) times (250% of) of the sum of (i) the Executive's Base Salary; plus (ii) bonuses paid during the twelve (12) full calendar months immediately preceding the calendar month in which the Executive's employment terminated. Such total amount shall be paid within ten (10) days following the Date of Termination.

In addition, if the Executive's Date of Termination occurs for reasons other than cause within twelve (12) months following a Change in Control or following any event constituting Good Reason, and on such date the Executive is party to any agreement with the Company restricting the Executive's ability to obtain employment with a competitor of the Company or to engage in activities which are competitive to the Company, such competition restrictions shall lapse on the Date of Termination.


                                    -Page 6-

      c.     Voluntary Termination by Executive:  If the Executive's Date
             -----------------------------------
of Termination occurs under subparagraph 5, e, (relating to a voluntarily termination not within twelve (12) months following a Change in Control and
            ---
not for Good Reason), then the Company shall promptly pay the Executive his
---
full Base Salary through the Date of Termination at the rate in effect on his Date of Termination and any amounts earned but unpaid as of the Date of Termination under the Incentive Plans and Benefit Plans, in accordance with the terms of such Plans.

      d.     Termination for Cause or Inadequate Performance:  If the
             ------------------------------------------------
Executive's Date of Termination shall occur under subparagraph 5, c, for reasons of (i) cause, or (ii) inadequate performance provided such termination for inadequate performance does not occur within twelve (12) months of a Change in Control, the Company shall promptly pay the Executive his full Base Salary through the Date of Termination at the rate in effect on his Date of Termination and any amounts earned but unpaid as of the Date of Termination under the Incentive Plans and Benefit Plans, in accordance with the terms of such Plans. Such termination shall not impair the Company's remedies for any breach of this Agreement by the Executive.

      e.     Other Termination by the Company or by the Executive for Good
             -------------------------------------------------------------
Reason: If the Executive's Date of Termination occurs under subparagraph 5,
-------
f, (relating to termination by the Company for reasons other than total disability, cause or inadequate performance) or the Executive shall terminate his employment for Good Reason under subparagraph 5, d, and such termination is not during the 12 month period following a Change in Control, then the Company shall pay to the Executive the following amounts:

             (1) the right to exercise and obtain the benefits specified in paragraph 6, f, below;

             (2) all benefits under the Incentive Plans which, if the Executive had continued in the employ of the Company, would have accrued to his benefit on December 31 of the year in which the Executive's Date of Termination occurs, which shall be paid in a lump sum cash payment as soon as practicable following the Date of Termination. If any portion of the amount specified in this subparagraph (2) is not determinable in time to be included in such lump sum, that portion shall be paid in a separate lump sum as soon as practicable after it becomes determinable; plus

             (3) a lump sum cash payment in an amount equal to one times (100% of) the sum of (i) the Executive's Base Salary; plus (ii) bonuses, paid during the twelve (12) full calendar months immediately preceding the calendar month in which the Executive's employment is terminated. Such total amount shall be paid within ten (10) days following the Date of Termination.

      f.     Additional Benefits for Certain Terminations:  Notwithstanding
             ---------------------------------------------
any provisions to the contrary contained in this Agreement, in any Incentive Plan or in any other agreement between the Company and the Executive, if the Executive's Date of Termination occurs for any


                                    -Page 7-
reason other than a termination by the Company for cause or inadequate performance under subparagraph 5, c, or a voluntary termination by the Executive under subparagraph 5, e, (relating to voluntary terminations which are not for Good Reason or within 12 months of a Change in Control), then effective immediately prior to such Date of Termination and continuing thereafter:

             (1) All share options and share appreciation rights which the Executive then holds under any Incentive Plan or Benefit Plan shall become immediately and fully vested and exercisable;

             (2) All shares of restricted shares which the Executive holds under any Incentive Plan or Benefit Plan shall become immediately and fully vested and all restrictions applicable to such shares under such plans shall immediately terminate;

             (3) All performance share awards, performance unit awards and other similar performance-based awards which the Executive then holds under any Incentive Plan or Benefit Plan shall become immediately and fully vested, all performance measures applicable to such awards shall be deemed to have been fully satisfied through the Date of Termination, and payment of the then value of such awards shall be made to the Executive as soon as administratively feasible following the Date of Termination or such Change in Control, with the value of such awards to be based, to the extent applicable, on the Market Value (as hereinafter defined) or the Change in Control Value (as hereinafter defined) of the common shares of the Company, whichever is applicable; and

             (4) All other incentive compensation awards, including deferred cash bonuses or share awards, then held by the Executive under any Incentive Plan or Benefit Plan shall become immediately and fully vested and payable.

      g.     Benefits Delayed if Necessary to Assure Full Payment:
             -----------------------------------------------------
Notwithstanding any other provisions of this Agreement, if applicable law or any material agreement by which the Company is bound imposes any restrictions on the Company's fulfilling its obligations under this paragraph 6 at the time provided, the Company shall fulfill its obligations to the maximum extent possible at that time without violating such restrictions, and such remaining and unfulfilled obligations shall survive until the Company is able to fulfill them and the Company shall use its best efforts to fulfill such obligations as soon as reasonably practicable thereafter.

      h.     Continuation of Benefit Plans:  If the Executive's employment
             ------------------------------
is terminated under the circumstances described in subparagraph 6, b, hereof (relating to termination following a Change in Control), then for a period of eighteen (18) months following the Date of Termination, the Company shall maintain in full force and effect for the continued benefit of the Executive and his eligible dependents and beneficiaries, the employee benefits under the Benefit Plans which they were eligible to receive immediately prior to the Date of Termination, subject to the terms and conditions of the Benefit Plans, at no greater cost to the Executive than he would have incurred had he remained in the employ of the Company; provided that the Executive's continued participation or the participation of such eligible dependents or beneficiaries must be permissible


                                    -Page 8-
under the general terms and provisions of such Benefit Plans and shall not jeopardize the Plans' qualified status under the Internal Revenue Code or the rules and regulations promulgated thereunder. In the event that the Executive's participation or the participation of such eligible dependents or beneficiaries in any such Benefit Plan is barred pursuant to the preceding sentence, the Company shall arrange to provide the Executive or such eligible dependents or beneficiaries, for the period of coverage specified in the preceding sentence, with benefits substantially similar to those which the Executive and such eligible dependents or beneficiaries were entitled to receive under such Benefit Plans immediately prior to the Date of Termination, or with cash approximately equal in value to the benefit which otherwise would have been made available. Upon the Executive obtaining other employment or becoming self-employed, the Company's obligations under this subparagraph 6, h, hereof shall cease effective upon the date of the Executive's eligibility to participate in his new employer's benefits plans or in any benefit plans established by the Executive pursuant to his self-employment, irrespective of whether such benefit plans are comparable to the Company's Benefit Plans; provided, however, that in the case of limited self-employment the Company may, in its sole discretion, agree to waive the foregoing provisions of this sentence.

      7.     CERTAIN DEFINITIONS:
             --------------------

      a.     Change in Control:  For purposes of this Agreement, the term
             ------------------
"Change in Control" means a change in the beneficial ownership of the Company's voting shares or a change in the composition of the Company's Board of Trustees which occurs as follows:

             (1) any "person" (as such term is used in paragraph 13 (d) and 14 (d) (2) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than:

                     (a) a trustee or other fiduciary of securities held under an employee benefit plan of the Company;

                     (b) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company; or

                     (c) any person in which the Executive has a substantial equity interest is or becomes a beneficial owner (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of shares of the Company representing twenty-five percent (25%) or more of the total voting power of the Company's then outstanding shares; or

             (2) a tender offer is made for the shares of the Company by a person other than a person described in subparagraph (1), (a), (b), or
      (c), and the person making the offer owns or has accepted for payment shares of the Company representing twenty-five percent (25%) or more of the total voting power of the Company's shares; or


                                    -Page 9-

             (3) the shareholders of the Company approve a sale of all or substantially all of the Company's assets or a merger or consolidation of the Company with any other company other than:

                     (a) such a merger or consolidation which would result in the Company's voting shares outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting shares of the surviving entity) more than fifty-one percent (51%) of the combined voting power of the Company's or such surviving entity's outstanding voting shares immediately after such merger or consolidation; or

                     (b) such an asset sale or a merger or consolidation which would result in the Trustees of the Company who were Trustees immediately prior thereto continuing to constitute at least fifty percent (50%) of the Trustees of the surviving entity immediately after such merger or consolidation; or

             (4) a majority of the members of the Board of Trustees is comprised of individuals whose initial assumption of office occurred as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11.

      For purposes of this paragraph 7, "surviving entity" shall mean only an entity in which all of the Company's shareholders become shareholders by the terms of such merger or consolidation, and the phrase "Trustees of the Company who were Trustees immediately prior thereto" shall not include:

                     1) any Trustee of the Company who was designated by a person who has entered into an agreement with the Company to effect a transaction described in this paragraph or in paragraph
             (1) above; or

                     2) any Trustee who was not a Trustee at the beginning of the 12-consecutive-month period preceding the date of such merger or consolidation unless his or her election by the Board of Trustees or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds (2/3) of the Trustees then still in office who were Trustees before the beginning of such period or two-thirds (2/3) of the shareholders voting for the election of Trustees, as the case may be.

      b.     Change in Control Value:  For purposes of this Agreement, the
             ------------------------
term "Change in Control Value" means the greatest of the amounts determined
                                         --------
in subparagraphs (1), (2), or (3), below, unless any one or more of such values are not applicable, to-wit:

             (1) the per share price offered to shareholders of the Company in any merger, consolidation, sale of assets or reorganization transaction;


                                    -Page 10-

             (2) the highest per share price offered the shareholders of the Company in any tender offer or exchange offer whereby a Change in Control takes place; or

             (3) if a Change in Control occurs other than as described in subparagraphs (1) or (2), the Market Value per share, as of the date of the Change in Control, as determined by the Board in Good faith. If the consideration offered to shareholders of the Company in a transaction consists of anything other than cash, the Board shall determine in Good faith the fair cash equivalent of the portion of the consideration offered which is other than cash.

      8.     ADJUSTMENT FOR TAX EFFECTS:   If any payments under this
             ---------------------------
Agreement, after taking into account all other payments to which the Executive is entitled from the Company, or any affiliate thereof, are subject to an excise tax under section 4999 of the Internal Revenue Code of 1986 or any successor provision to that section, such payments shall be reduced to the extent required to avoid such excise tax if, and only if, such reduction would result in a larger after-tax benefit to the Executive, taking into account all applicable local, state, federal and foreign income and excise taxes. The Executive shall be entitled to select the order in which payments are to be reduced in accordance with the preceding sentence. If requested by the Executive, the Company shall provide complete compensation and tax data on a timely basis to the Executive and to tax counsel designated by the Executive in order to enable the Executive to determine the extent to which payments from the Company and its affiliates may result in an excise tax, and the Company shall reimburse the Executive for any reasonable fees and expenses incurred by the Executive for such purpose. If the Executive and the Company shall disagree as to whether a payment under this Agreement will result in an excise tax or whether a reduction in any payment will result in a larger after-tax benefit to the Executive, the matter shall be resolved by an opinion of tax counsel chosen by the Executive. The Company shall pay the fees and expenses of such tax counsel, and shall make available such information as may be reasonably requested by such advisor to prepare the opinion. If, by reason of the adjustments under this paragraph 8, the amount payable to the Executive under paragraph 6 above cannot be determined prior to the due date for such payment, the Company shall pay on the due date the minimum amount which it in good faith determines to be payable and the Company shall pay the remaining amount (or the Executive shall repay any excess), with interest at a rate, compounded semi-annually, equal to 120% of the applicable Federal rate determined under section 1274(d) of the Internal Revenue Code of 1986, as soon as such remaining amount is determined in accordance with this paragraph 8.

      9.     NON-DISCLOSURE AND REMEDIES:
             ----------------------------

      a. The Executive shall not, during the Executive's employment hereunder or at any time thereafter, disclose or reveal to anyone (other than persons within the Company) any information relating to the business, techniques, operations, condition (financial or otherwise), prospects or affairs of the Company which is not generally known or recognized as a standard industry practice. The Executive confirms that all confidential information regarding the business of the Company received by him during his employment is and shall remain the exclusive


                                    -Page 11-
property of the Company. All business records, papers and documents kept or made by the Executive relating to the business of the Company shall be and remain its property. Upon the termination of his employment with the Company or upon the Company's request at any time, the Executive shall promptly deliver to the Company, and shall not, without the consent of the Company, retain copies of any written materials not previously made available to the public made by the Executive or coming into his possession concerning the business or any of its affiliates. Notwithstanding the preceding provisions of this subparagraph 9, a, or any other provision of this Agreement, the Executive shall be entitled to retain any written materials received by the Executive in the capacity as a shareholder of the Company or the Company's affiliates.

      b. Without limiting its other remedies at law or equity for any breach of subparagraph 9, a, hereof, the Executive agrees that in the event of such breach, the Company shall be entitled to a temporary restraining order and a preliminary and permanent injunction to specifically enforce subparagraph 9, a, hereof, which shall be enforceable by the Company, irrespective of the reason for the Executive's termination of employment.

      10.    SUCCESSORS; BINDING AGREEMENT:
             ------------------------------

      a. The Company shall require any successor to all or substantially all of the business and/or assets of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise), by agreement in form and substance reasonably satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place; provided that (i) any such assignment and assumption shall not relieve the Company of its liability hereunder, and (ii) with respect to the Company's Incentive Plans and Benefit Plans, the Company's obligations under this subparagraph 10, a, shall be deemed satisfied if the Executive is entitled to participate in the incentive and benefit plans of the successor company which are generally offered to the other executives of such successor company. As used in this Agreement, "Company" shall mean the Company as hereinabove defined and any successors to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this subparagraph 10, a, or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

      b.     This Agreement shall inure to the benefit of and be enforceable by:

             (1) the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees; and

             (2)     the Company's successors and assigns.

      11.    NOTICES:  For the purposes of this Agreement, notices and
             --------
all other communications provided for in this Agreement shall be in writing and shall be delivered by certified mail, return provide receipt requested, postage prepaid, addressed as follows:


                                    -Page 12-

                If to Executive:     Stephen M. Dulle
                                     5502 Carrick Court
                                     Columbia, MO 65203
                If to the Company:   Storage Trust Realty
                                     2407 Rangeline Road
                                     Columbia, MO 65202

      12.    MISCELLANEOUS:  No provisions of this Agreement may be
             --------------
modified, waived, or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and approved by the Company. No modification, waiver or discharge by the Company shall be effective unless it is approved by a majority of the Independent Trustees (as defined in Article 5 of the Company's Declaration of Trust). No waiver by a party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the state of Maryland.

      13.    VALIDITY:  The invalidity or unenforceability of any
             ---------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

      14.    HEADINGS:  The headings contained herein are for reference
             ---------
purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

      15.    SUPERSESSION OF PRIOR AGREEMENT:  This Agreement
             --------------------------------
supersedes and wholly replaces any previous employment agreements between the Company or its predecessor corporations and the Executive, and any amendments and supplements thereto.

      16.    ENTIRE AGREEMENT:  This Agreement constitutes the entire
             -----------------
agreement of the parties hereto relating, to the subject matter hereof and there are no written or oral terms or representations made by either party other than those contained herein.

      17.    ATTORNEYS' FEES AND COSTS:  In the event there is any
             --------------------------
legal action or arbitration between the parties hereto with respect to this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in connection with such action or proceeding in addition to any other relief to which such party may be entitled.

      18.    SURVIVAL:  Except as otherwise expressly provided in this
             ---------
Agreement, the rights and obligations of the parties hereunder shall survive the expiration or termination of the term of the Executive's employment hereunder.

      19.    NO EFFECT ON OTHER CONTRACTUAL RIGHTS:  The provisions
             --------------------------------------
of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable to the Executive, or in any way diminish the Executive's rights as an employee of the Company,


                                    -Page 13-
whether existing now or hereafter, under any employee benefit plan, program, or arrangement or other contract or agreement of the Company providing benefits to the Executive.

      20.    ARBITRATION:  The parties agree that any disputes arising
             ------------
from this Agreement shall be resolved by submission to binding and final arbitration in accordance with the rules of the American Arbitration Association, but subject to the following terms and conditions:

      a.     Purpose.  The parties recognize that during the term of this
             -------
Agreement, it is to their mutual benefit for there to be a mechanism to avoid litigation. Rather than resort to litigation, the parties agree that the disputes which may arise between the parties during the term of this Agreement shall be resolved by mediation and arbitration as prescribed by this paragraph.

      b.     Term of Arbitration Obligation.  The arbitration obligation
             ------------------------------
set forth in this paragraph shall exist during the term of this Agreement.

      c.     Mediation.  Before any dispute between the Parties is referred
             ---------
to an arbitrator or arbitration panel for resolution, the Parties shall use reasonable and good faith efforts to resolve said dispute on an informal basis or through the use of a mediator mutually agreeable to both Parties. The mediator selected for this purpose shall not have any power to render a decree or to enter any judgment binding upon the Parties, but instead said mediator shall be selected in an effort to achieve a consensus and agreement between the Parties with respect to the issue or issues in dispute. In the event either Party believes an issue has not been resolved to said Party's satisfaction and that said dispute potentially may be the subject of arbitration if not resolved, said Party shall have the right to demand that said issue be presented to a mediator for mediation and conciliation. In such event, said Party desiring such mediation (the "Electing Party") shall give notice to the other Party (the "Notice Party") as to the Electing Party's desire to refer said issue to a mediator for resolution. Said written notice to the Notice Party shall specify the names of at least three
(3) persons who would be acceptable to the Electing Party as a mediator for this purpose. The Notice Party shall have the right to agree to any one (1) of the three (3) persons so named to serve as mediator or shall have the right to reject all said persons named and suggest three (3) prospective mediators in return. If both Parties are unable to agree as to the name of a mediator who will serve as such in connection with said mediation proceedings within thirty (30) days of the date the Electing Party first gives notice to the Notice Party in this regard, then the issue involved shall not be required to be mediated, but instead may be the subject of arbitration pursuant to the provisions hereafter specified. If the Parties are able to agree as to a person who can serve as mediator, then the parties shall meet with said mediator and attempt to resolve that issue to their mutual satisfaction. If the parties are unable to achieve a resolution of the issue through said mediation proceeding, then either Party may thereafter invoke the arbitration proceedings hereafter specified.


                                    -Page 14-

      d.     Arbitration Procedures.  If the Parties are unable to resolve
             ----------------------
an issue or issues about which they disagree through the mediation process described above, then either Party shall have the right to require the binding arbitration of such issue by demanding that said issue be arbitrated. In such event, the Parties shall proceed as follows:

             (1) The Party desiring arbitration (the "Electing Party") shall given written notice to the other Party (the "Notice Party") as to the Electing Party's election to invoke the binding arbitration provisions of this paragraph. Said written notice shall identify the issue or issues about which the Parties disagree, the fact of the Electing Party's desire that said issues be arbitrated pursuant to this Agreement, and the name of the arbitrator which the Electing Party has selected to arbitrate said dispute.

             (2) The Notice Party shall have ten (10) days following receipt of the above-described written notice concerning the Electing Party's decision to demand arbitration in which to select an arbitrator to serve as such and who is acceptable to the Notice Party for this purpose. The arbitrator selected by the Electing Party and the arbitrator selected by the Notice Party shall thereafter meet within five (5) days of the date the Notice Party indicates to the Electing Party the name of the Notice Party's arbitrator and shall attempt to agree upon a third arbitrator who shall be selected by said two (2) previously named arbitrators. In the event said two (2) previously named arbitrators are unable to agree upon a third arbitrator, then either Party may communicate this fact to the American Arbitration Association which shall thereupon name and select the third arbitrator.

             (3) Any arbitrator selected by a Party must be independent of the Party who has selected said arbitrator, i.e., said arbitrator may not be an employee of that Party, may not be related within the third degree of consanguinity to any employee or member of that Party or that Party's Affiliate, and may not be an investor in, member of, or Affiliate of any Party.

             (4) Any arbitrator selected for the foregoing purposes must agree in writing, to base said arbitrator's decision on the principles hereafter set forth in subparagraph e of this paragraph.

             (5) The Parties shall thereafter proceed to submit their issues and disputes to the arbitrators selected in the foregoing manner and shall thereafter be bound by any decision reached by said arbitrators (so long as said decision is reached and determined in accordance with the principles hereafter set forth in subparagraph e of this paragraph).

             (6) In lieu of the foregoing procedure, if the Parties are able to agree on a single person to serve as arbitrator of the issue or issues involved, then the


                                    -Page 15-

      Parties may submit the issues involved to said single arbitrator who shall thereupon have the power to make a decision in the case which is binding upon both Parties.

      e.     Governing Principles Applicable to Arbitration Proceedings.  In
             ----------------------------------------------------------
any arbitration proceeding conducted pursuant to this Agreement and pursuant to the foregoing provisions of this paragraph, the Arbitrator shall be bound and governed by the following principles:

             (1) The arbitration proceedings shall be stayed for a reasonable period of time during which the Parties shall be permitted to conduct such discovery (including depositions, interrogatories, requests for admissions, and the like) in the same manner as if the issue or issues involved were pending before the Circuit Court of Boone County, Missouri, and pursuant to the Missouri Rules of Civil Procedure then in effect.

             (2) Following said period of discovery, the issues shall be presented to the arbitrator or arbitrators. However, in presenting such issues and such evidence as may be involved, the arbitrator shall be bound and obligated to apply the rules of evidence which are then in effect with respect to Circuit Courts in Boone County, Missouri, and shall be governed by the rules of evidence with respect to the admissibility of evidence in the Missouri courts in the same manner as if said issues where then being tried to a Circuit Judge in the Circuit Court of Boone County, Missouri. The arbitrators may not consider (and shall not consider) evidence which would not be admissible before the Circuit Court of Boone County, Missouri, were the issues being tried to said Circuit Court in said case.

             (3) Any decision rendered by the arbitrators must be a decision which could be entered by the Circuit Court of Boone County, Missouri, under the same or similar circumstances. In this regard, the arbitration panel shall have such equitable authority and powers as the Circuit Court of Boone County, Missouri, would have under the same or similar circumstances, but shall not have the ability to fashion any relief or decision which would be beyond the authority of the Circuit Court of Boone County, Missouri, to render under the same or similar circumstances (assuming personal jurisdiction over both Parties).

             (4) In the event no member of the arbitration panel is an attorney licensed to practice law in the state of Missouri, then the arbitration panel shall have the authority to retain the services of an attorney who is licensed to practice law in the state of Missouri, and who has no conflict of interest with respect to the Parties to advise the arbitration panel concerning the legal issues coming before the arbitration panel. However, because of the need for the arbitration panel to be familiar with legal principles under the laws of the state of Missouri, the arbitration panelists selected by the Parties (and by the arbitrators) shall, if at all


                                    -Page 16-
      possible, be practicing attorneys in the state of Missouri or Judges or former Judges of the courts of the state of Missouri.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

      [THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.]


                                    STORAGE TRUST PROPERTIES, L.P., ("Company")

                                        By: Storage Trust Realty, a Maryland
                                            Real Estate Investment Trust, Sole
                                            General Partner


                                    By: /s/ Michael G. Burnam
                                        ---------------------------------------
                                        Michael G. Burnam, Chief
                                        Executive Officer

                                        /s/ Stephen M. Dulle
                                        ---------------------------------------
                                        STEPHEN M. DULLE,  ("Executive")

                                    -Page 17-

                             EMPLOYMENT AGREEMENT
                             --------------------

      This Employment Agreement (this "Agreement") is made and entered into as of the 31st day of December, 1997 and effective as of the 7th day of May, 1997, between STORAGE TRUST PROPERTIES, L.P., a Delaware limited partnership, acting by and through its general partner, STORAGE TRUST REALTY, A Maryland Real Estate Investment Trust (the "Company") and P. CRISMON BURNAM, Chief Operating Officer (the "Executive").

      WHEREAS, the Company recognizes that the Executive's contribution to the growth and success of the Company has been substantial and desires to assure the Company of the Executive's continued employment; and

      WHEREAS, the Company and the Executive previously executed an Employment Agreement dated November 15, 1994, which they now wish to wholly replace and restate through this Agreement.

      NOW, THEREFORE, in consideration of the promises hereafter set forth, the parties agree as follows:

      1.     EMPLOYMENT:  The Company agrees to continue to employ the
             -----------
Executive, and the Executive agrees to continue to be employed by the Company, subject to the terms and conditions set forth herein.

      2.     TERM:  The employment of the Executive by the Company as
             -----
provided in paragraph 1 hereof will be for a period of approximately three
(3) years and two (2) months, commencing on the date of this Agreement through and ending on June 30, 2000, unless the term of this Agreement is extended as provided in the following sentence of this paragraph 2 (the "Employment Term"). Commencing on July 1, 2000, and on each anniversary of such date thereafter (such date and each anniversary thereof is hereafter called the "Renewal Date"), the Employment Term will be automatically extended so as to terminate on each subsequent anniversary of the Renewal Date, unless, not less than thirty (30) days prior to a Renewal Date, either party delivers to the other party written notice of its or his election not to so extend the Employment Term. If such a written notice is given in a timely manner, then this Agreement shall terminate on the next succeeding Renewal Date subsequent to said Notice. The Employment Term shall automatically end on the date of the Employee's death and a Notice of Termination pursuant to paragraph 5, g, shall be deemed to constitute a notice of nonrenewal under this paragraph 2. Notwithstanding the foregoing provisions of this paragraph 2, if a Change in Control (as defined in paragraph 7, a) occurs during the Employment Term, this Agreement will automatically be extended for a period of twelve (12) months following the date of such Change in Control.

      3.     POSITION AND DUTIES:  During the Employment Term, while
             --------------------
the Executive is employed by the Company, the Executive shall serve as Chief Operating Officer of the Company or in such other executive capacity as a senior officer of the Company as may be determined by the Company's Board of Trustees (the "Board") from time to time; provided, however, that such duties at all times shall be consistent with the duties normally performed by the Chief Operating Officer or such other executive position of companies engaged in businesses similar to the business of the Company. The Executive agrees to devote substantially all of his business time, skill, attention, and best efforts to the business of the Company to the extent necessary to discharge the responsibilities assigned to him during the Employment Term; provided, that the Executive may:

      a. except as provided in the noncompetition agreement between the Executive and the Company dated as of December 31, 1997 (and effective as of May 7, 1997), invest solely as a passive investor in any business or enterprise which is not in competition with the Company or which is not a supplier or vendor to the Company;

      b. serve on civic or charitable boards or committees that involve limited commitments of time and do not interfere with the fulfillment of the Executive's duties with respect to the Company, or, with the prior consent of the Board, on other corporate boards;

      c.     take usual, ordinary, and customary periods of vacation; and

      d. unless totally disabled (as hereafter defined) be absent due to illness or other disability.

      4.     COMPENSATION:
             -------------

      a.     Base Salary:  During the Employment Term, while the Executive
             ------------
is employed by the Company, the Executive shall receive a base salary ("Base Salary") at an annual rate of One Hundred Forty-Two Thousand Two Hundred Dollars ($142,200.00) per year. The Board, in its sole discretion, may increase the Executive's Base Salary effective as of January 1 of each calendar year subsequent to December 31, 1997, in an amount the Board deems appropriate, provided that the Board shall increase the Executive's Base Salary with respect of each remaining calendar year of the Employment Term by a percentage not less than the ratio of the "CPI" for the month of October in the calendar year ending immediately prior to a new calendar year as compared to the "CPI" for the month of October in the calendar year two years prior to such new calendar year. As used in this paragraph, the term "CPI" means the Consumer Price Index for All Items for the United States (CP-U; All items; 1982-1984=100) as published by the Bureau of Labor Statistics, United States Department of Labor. Any increase in the Executive's Base Salary or other compensation which is based on increases in the CPI shall in no way limit or reduce any other obligation of the Company hereunder, and, once established at an increased specified rate, the Executive's adjusted Base Salary shall not be reduced thereafter. The Executive's Base Salary shall be paid in accordance with the normal payroll practices of the Company, but in no event less frequently than monthly.

                                   -Page 2-

      b.     Incentive Compensation; Bonuses:   In addition to the Base
             --------------------------------
Salary specified above, during the Employment Term, while the Executive is employed by the Company, the Executive shall be eligible to:

             (1) participate in the Bonus Incentive Compensation Plan as adopted May 9, 1995, as amended;

             (2) participate in the 1994 Share Incentive Plan as adopted by the Company, and as amended February 4, 1997;

             (3) participate in any other incentive plan for executive employees in effect from time to time hereafter;

             (4) exercise such share options pursuant to their terms as have been and as may be awarded to Executive from time to time hereafter which vest at any time hereafter; and

             (5) receive such other bonuses or discretionary compensation payments as the Board may determine from time to time hereafter.

The bonus and incentive plans described above in this subparagraph 4, b, are referred to herein collectively as the "Incentive Plans." Nothing in this Agreement shall require the Company to adopt or continue any specific Incentive Plan.

      c.     Expenses: The Executive shall be entitled to receive prompt
             ---------
reimbursement for all reasonable out-of-pocket expenses incurred by the Executive during the Employment Term while the Executive is employed by the Company in the normal course of the Company's business in accordance with the policies and procedures of the Company.

      d.     Benefit Plans:  During the Employment Term, while the
             --------------
Executive is employed by the Company, the Executive shall be entitled to continue to participate in or receive benefits under all of the Company's employee benefit plans, policies, practices, and arrangements ("Benefit Plans") on the same basis as other executive officers of the Company.

      e.     Vacations:  The Executive shall be entitled to paid vacations
             ----------
in accordance with the Company's vacation policy as in effect from time to time. The Executive also shall be entitled to all paid holidays given by the Company to its executive officers.

      f.     Fringe Benefits:  The Executive shall be entitled to all
             ----------------
fringe benefits generally provided by the Company to its executive officers.

      g.     Location of Employment:  The Executive shall be based at the
             -----------------------
Company's corporate headquarters, except for required travel on the Company's business in accordance with the Company's management practices.

                                  -Page 3-

      5.     TERMINATION:
             ------------

      The Executive's employment with the Company during the Employment Term may be terminated by the Company or the Executive without any breach of this Agreement only under the circumstances described in subparagraphs 5, a, through 5, f, next below.

      a.     Death:  The Executive's employment shall terminate
             ------
automatically upon the death of the Executive.

      b.     Total Disability:  The Company may terminate the Executive's
             -----------------
employment by reason of the Executive's total disability. The term "total disability" means a physical or mental condition which, in the judgment of the Executive's attending physician, and based upon medical reports and other evidence supplied to the Company, permanently prevents the Executive even with reasonable accommodation by the Company from satisfactorily performing his usual duties for the Company. The receipt of Social Security Disability payments shall be presumptive evidence of total disability.

      c.     Cause or Inadequate Performance:  The Company may terminate
             --------------------------------
the Executive's employment for cause or inadequate performance; provided, however, the Executive's employment may not be terminated for inadequate performance during the twelve (12) month period following a Change in Control. The term "cause" in this Agreement means the Executive's conviction of a felony or his conviction of any misdemeanor involving moral turpitude (but only in the event that such misdemeanor adversely impacts the Company), excessive use of alcohol, the use of illegal drugs, acts of fraud or dishonesty, or any material breach by the Executive of this Agreement. The term "inadequate performance" means, in the good faith opinion of a majority of the Company's Board of Trustees, a significant deviation from the Executive's past performance under similar business conditions and not resulting from factors beyond the reasonable control of the Executive.

      d.     Termination by the Executive Because of Change in Control or
             ------------------------------------------------------------
Good Reason:  The Executive may terminate his employment for any reason at
------------
any time during the twelve (12) month period following a Change in Control or upon the occurrence at any time of any event constituting Good Reason (as hereafter defined). For the purposes of this Agreement, "Good Reason" shall mean:

             (1) the assignment to the Executive by the Company of any duties materially inconsistent with the position of a senior officer with the Company;

             (2) a change by the Company in the Executive's responsibilities to the Company such that the Executive is not acting as a senior officer of the Company, as such responsibilities are ordinarily and customarily required from time to time of an individual employed as a senior officer with a corporation engaged in the Company's business; or

                                   -Page 4-

             (3) any breach by the Company of any of the material provisions of this Agreement or any failure by the Company to carry out any of its material obligations hereunder.

      e.     Termination by Executive for other than Good Reason or
             ------------------------------------------------------
following a Change in Control:  The Executive may terminate his employment
------------------------------
hereunder at any time for any reason not specified in subparagraph 5, d, above, by giving the Company a written Notice of Termination in accordance with subparagraph 5, g, below.

      f.     Termination by Company for other than Cause or Inadequate
             ---------------------------------------------------------
Performance.  The Company may terminate the Executive's employment at any
-----------
time for any reason not specified in subparagraphs 5, a, b, or c, above, by giving the Executive a written Notice of Termination in accordance with subparagraph 5, g, below.

      g.     Notice of Termination:  Any termination of the Executive's
             ----------------------
employment for any reason other than the Executive's death, whether initiated by the Company or by the Executive, shall be communicated by a written "Notice of Termination" to the other party hereto. The "Notice of Termination" shall specify which termination provision in this Agreement is relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Such Notice of Termination shall be effective immediately or, in the case of a termination described in subparagraphs 5, d, or f, above, such later date as is specified in such notice.

      h.     Date of Termination:  "Date of Termination" shall mean the
             --------------------
last date the Executive is employed by the Company, provided that the Executive's employment is terminated in accordance with the foregoing provisions of this paragraph 5.

      6.     COMPENSATION AND OTHER RIGHTS UPON TERMINATION: The
             -----------------------------------------------
Executive's right to payments and benefits under this Agreement for any period after his Date of Termination shall be determined in accordance with the following provisions of this paragraph 6.

      a.     Termination Because of Death or Total Disability of Executive:
             --------------------------------------------------------------
If the Executive's Date of Termination occurs during the Employment Term by reason of the Executive's death or total disability, the Executive, or in the event of his death, the Executive's estate, heirs or designated beneficiaries shall be entitled to receive the benefits specified in subparagraphs (1), (2) and (3), below of this paragraph a. The amounts specified in subparagraphs
(2) and (3) shall be paid in a lump sum cash payment as soon after the Executive's Date of Termination as is reasonably possible. Such payments shall be in addition to any other benefits specifically provided under the terms of any Incentive Plans or Benefit Plans. The benefits payable pursuant to this paragraph shall be:

             (1) the right to exercise and obtain the benefits specified in paragraph 6, f, below;

                                   -Page 5-

             (2) an amount equal to 12 months of the Executive's Base Salary at the rate in effect on his Date of Termination; plus

             (3) an amount equal to the annual bonus payable to the Executive, if any, under the Incentive Plans for the calendar year immediately preceding the calendar year in which the Executive's Date of Termination occurs. In the event of the Executive's death, any sum which would have been paid to a participant's account in a qualified retirement plan for the Executive by the Company shall instead be included as a part of this payment.

The Executive's "estate, heirs, and beneficiaries" shall mean the trustee of any trust or the personal representative of the Executive's estate or such other person or persons who may be designated by the Executive to receive such benefits on such documents or forms as the Company provides for this purpose.

      b.     Termination Following a Change in Control:  If the Executive's
             ------------------------------------------
Date of Termination occurs within twelve (12) months following a Change in Control for any reason other than death, total disability or for cause, the Executive shall be entitled to the following:

             (1) the right to exercise and obtain the benefits specified in paragraph 6, f, below;

             (2) all benefits under the Incentive Plans which, if the Executive had continued in the employ of the Company, would have accrued to his benefit on December 31 of the year in which the Executive's Date of Termination occurs, which shall be paid in a lump sum cash payment as soon as practicable following the Date of Termination. If any portion of the amount specified in this subparagraph (2) is not determinable in time to be included in such lump sum, that portion shall be paid in a separate lump sum as soon as practicable after it becomes determinable.

             (3) a lump sum cash payment in an amount equal to two and one-half (2.5) times (250% of) of the sum of (i) the Executive's Base Salary; plus (ii) bonuses paid during the twelve (12) full calendar months immediately preceding the calendar month in which the Executive's employment terminated. Such total amount shall be paid within ten (10) days following the Date of Termination.

In addition, if the Executive's Date of Termination occurs for reasons other than cause within twelve (12) months following a Change in Control or following any event constituting Good Reason, and on such date the Executive is party to any agreement with the Company restricting the Executive's ability to obtain employment with a competitor of the Company or to engage in activities which are competitive to the Company, such competition restrictions shall lapse on the Date of Termination.

                                   -Page 6-

      c.     Voluntary Termination by Executive:  If the Executive's Date
             -----------------------------------
of Termination occurs under subparagraph 5, e, (relating to a voluntarily termination not within twelve (12) months following a Change in Control and
            ---
not for Good Reason), then the Company shall promptly pay the Executive his
---
full Base Salary through the Date of Termination at the rate in effect on his Date of Termination and any amounts earned but unpaid as of the Date of Termination under the Incentive Plans and Benefit Plans, in accordance with the terms of such Plans.

      d.     Termination for Cause or Inadequate Performance:  If the
             ------------------------------------------------
Executive's Date of Termination shall occur under subparagraph 5, c, for reasons of (i) cause, or (ii) inadequate performance provided such termination for inadequate performance does not occur within twelve (12) months of a Change in Control, the Company shall promptly pay the Executive his full Base Salary through the Date of Termination at the rate in effect on his Date of Termination and any amounts earned but unpaid as of the Date of Termination under the Incentive Plans and Benefit Plans, in accordance with the terms of such Plans. Such termination shall not impair the Company's remedies for any breach of this Agreement by the Executive.

      e.     Other Termination by the Company or by the Executive for Good
             -------------------------------------------------------------
Reason: If the Executive's Date of Termination occurs under subparagraph 5,
-------
f, (relating to termination by the Company for reasons other than total disability, cause or inadequate performance) or the Executive shall terminate his employment for Good Reason under subparagraph 5, d, and such termination is not during the 12 month period following a Change in Control, then the Company shall pay to the Executive the following amounts:

             (1) the right to exercise and obtain the benefits specified in paragraph 6, f, below;

             (2) all benefits under the Incentive Plans which, if the Executive had continued in the employ of the Company, would have accrued to his benefit on December 31 of the year in which the Executive's Date of Termination occurs, which shall be paid in a lump sum cash payment as soon as practicable following the Date of Termination. If any portion of the amount specified in this subparagraph (2) is not determinable in time to be included in such lump sum, that portion shall be paid in a separate lump sum as soon as practicable after it becomes determinable; plus

             (3) a lump sum cash payment in an amount equal to one times (100% of) the sum of (i) the Executive's Base Salary; plus (ii) bonuses, paid during the twelve (12) full calendar months immediately preceding the calendar month in which the Executive's employment is terminated. Such total amount shall be paid within ten (10) days following the Date of Termination.

      f.     Additional Benefits for Certain Terminations:  Notwithstanding
             ---------------------------------------------
any provisions to the contrary contained in this Agreement, in any Incentive Plan or in any other agreement between the Company and the Executive, if the Executive's Date of Termination occurs for any

                                 -Page 7-
reason other than a termination by the Company for cause or inadequate performance under subparagraph 5, c, or a voluntary termination by the Executive under subparagraph 5, e, (relating to voluntary terminations which are not for Good Reason or within 12 months of a Change in Control), then effective immediately prior to such Date of Termination and continuing thereafter:

             (1) All share options and share appreciation rights which the Executive then holds under any Incentive Plan or Benefit Plan shall become immediately and fully vested and exercisable;

             (2) All shares of restricted shares which the Executive holds under any Incentive Plan or Benefit Plan shall become immediately and fully vested and all restrictions applicable to such shares under such plans shall immediately terminate;

             (3) All performance share awards, performance unit awards and other similar performance-based awards which the Executive then holds under any Incentive Plan or Benefit Plan shall become immediately and fully vested, all performance measures applicable to such awards shall be deemed to have been fully satisfied through the Date of Termination, and payment of the then value of such awards shall be made to the Executive as soon as administratively feasible following the Date of Termination or such Change in Control, with the value of such awards to be based, to the extent applicable, on the Market Value (as hereinafter defined) or the Change in Control Value (as hereinafter defined) of the common shares of the Company, whichever is applicable; and

             (4) All other incentive compensation awards, including deferred cash bonuses or share awards, then held by the Executive under any Incentive Plan or Benefit Plan shall become immediately and fully vested and payable.

      g.     Benefits Delayed if Necessary to Assure Full Payment:
             -----------------------------------------------------
Notwithstanding any other provisions of this Agreement, if applicable law or any material agreement by which the Company is bound imposes any restrictions on the Company's fulfilling its obligations under this paragraph 6 at the time provided, the Company shall fulfill its obligations to the maximum extent possible at that time without violating such restrictions, and such remaining and unfulfilled obligations shall survive until the Company is able to fulfill them and the Company shall use its best efforts to fulfill such obligations as soon as reasonably practicable thereafter.

      h.     Continuation of Benefit Plans:  If the Executive's employment
             ------------------------------
is terminated under the circumstances described in subparagraph 6, b, hereof (relating to termination following a Change in Control), then for a period of eighteen (18) months following the Date of Termination, the Company shall maintain in full force and effect for the continued benefit of the Executive and his eligible dependents and beneficiaries, the employee benefits under the Benefit Plans which they were eligible to receive immediately prior to the Date of Termination, subject to the terms and conditions of the Benefit Plans, at no greater cost to the Executive than he would have incurred had he remained in the employ of the Company; provided that the Executive's continued participation or the participation of such eligible dependents or beneficiaries must be permissible

                                  -Page 8-
under the general terms and provisions of such Benefit Plans and shall not jeopardize the Plans' qualified status under the Internal Revenue Code or the rules and regulations promulgated thereunder. In the event that the Executive's participation or the participation of such eligible dependents or beneficiaries in any such Benefit Plan is barred pursuant to the preceding sentence, the Company shall arrange to provide the Executive or such eligible dependents or beneficiaries, for the period of coverage specified in the preceding sentence, with benefits substantially similar to those which the Executive and such eligible dependents or beneficiaries were entitled to receive under such Benefit Plans immediately prior to the Date of Termination, or with cash approximately equal in value to the benefit which otherwise would have been made available. Upon the Executive obtaining other employment or becoming self-employed, the Company's obligations under this subparagraph 6, h, hereof shall cease effective upon the date of the Executive's eligibility to participate in his new employer's benefits plans or in any benefit plans established by the Executive pursuant to his self-employment, irrespective of whether such benefit plans are comparable to the Company's Benefit Plans; provided, however, that in the case of limited self-employment the Company may, in its sole discretion, agree to waive the foregoing provisions of this sentence.

      7.     CERTAIN DEFINITIONS:
             --------------------

      a.     Change in Control:  For purposes of this Agreement, the term
             ------------------
"Change in Control" means a change in the beneficial ownership of the Company's voting shares or a change in the composition of the Company's Board of Trustees which occurs as follows:

             (1) any "person" (as such term is used in paragraph 13 (d) and 14 (d) (2) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than:

                   (a) a trustee or other fiduciary of securities held under an employee benefit plan of the Company;

                   (b) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company; or

                   (c) any person in which the Executive has a substantial equity interest is or becomes a beneficial owner (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of shares of the Company representing twenty-five percent (25%) or more of the total voting power of the Company's then outstanding shares; or

             (2) a tender offer is made for the shares of the Company by a person other than a person described in subparagraph (1), (a), (b), or
      (c), and the person making the offer owns or has accepted for payment shares of the Company representing twenty-five percent (25%) or more of the total voting power of the Company's shares; or

                                 -Page 9-

             (3) the shareholders of the Company approve a sale of all or substantially all of the Company's assets or a merger or consolidation of the Company with any other company other than:

                   (a) such a merger or consolidation which would result in the Company's voting shares outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting shares of the surviving entity) more than fifty-one percent (51%) of the combined voting power of the Company's or such surviving entity's outstanding voting shares immediately after such merger or consolidation; or

                   (b) such an asset sale or a merger or consolidation which would result in the Trustees of the Company who were Trustees immediately prior thereto continuing to constitute at least fifty percent (50%) of the Trustees of the surviving entity immediately after such merger or consolidation; or

             (4) a majority of the members of the Board of Trustees is comprised of individuals whose initial assumption of office occurred as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11.

For purposes of this paragraph 7, "surviving entity" shall mean only an entity in which all of the Company's shareholders become shareholders by the terms of such merger or consolidation, and the phrase "Trustees of the Company who were Trustees immediately prior thereto" shall not include:

                   1) any Trustee of the Company who was designated by a person who has entered into an agreement with the Company to effect a transaction described in this paragraph or in paragraph
             (1) above; or

                   2) any Trustee who was not a Trustee at the beginning of the 12-consecutive-month period preceding the date of such merger or consolidation unless his or her election by the Board of Trustees or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds (2/3) of the Trustees then still in office who were Trustees before the beginning of such period or two-thirds (2/3) of the shareholders voting for the election of Trustees, as the case may be.

      b.     Change in Control Value:  For purposes of this Agreement, the
             ------------------------
term "Change in Control Value" means the greatest of the amounts determined
                                         --------
in subparagraphs (1), (2), or (3), below, unless any one or more of such values are not applicable, to-wit:

             (1) the per share price offered to shareholders of the Company in any merger, consolidation, sale of assets or reorganization transaction;

                                  -Page 10-

             (2) the highest per share price offered the shareholders of the Company in any tender offer or exchange offer whereby a Change in Control takes place; or

             (3) if a Change in Control occurs other than as described in subparagraphs (1) or (2), the Market Value per share, as of the date of the Change in Control, as determined by the Board in Good faith. If the consideration offered to shareholders of the Company in a transaction consists of anything other than cash, the Board shall determine in Good faith the fair cash equivalent of the portion of the consideration offered which is other than cash.

      8.     ADJUSTMENT FOR TAX EFFECTS:   If any payments under this
             ---------------------------
Agreement, after taking into account all other payments to which the Executive is entitled from the Company, or any affiliate thereof, are subject to an excise tax under section 4999 of the Internal Revenue Code of 1986 or any successor provision to that section, such payments shall be reduced to the extent required to avoid such excise tax if, and only if, such reduction would result in a larger after-tax benefit to the Executive, taking into account all applicable local, state, federal and foreign income and excise taxes. The Executive shall be entitled to select the order in which payments are to be reduced in accordance with the preceding sentence. If requested by the Executive, the Company shall provide complete compensation and tax data on a timely basis to the Executive and to tax counsel designated by the Executive in order to enable the Executive to determine the extent to which payments from the Company and its affiliates may result in an excise tax, and the Company shall reimburse the Executive for any reasonable fees and expenses incurred by the Executive for such purpose. If the Executive and the Company shall disagree as to whether a payment under this Agreement will result in an excise tax or whether a reduction in any payment will result in a larger after-tax benefit to the Executive, the matter shall be resolved by an opinion of tax counsel chosen by the Executive. The Company shall pay the fees and expenses of such tax counsel, and shall make available such information as may be reasonably requested by such advisor to prepare the opinion. If, by reason of the adjustments under this paragraph 8, the amount payable to the Executive under paragraph 6 above cannot be determined prior to the due date for such payment, the Company shall pay on the due date the minimum amount which it in good faith determines to be payable and the Company shall pay the remaining amount (or the Executive shall repay any excess), with interest at a rate, compounded semi-annually, equal to 120% of the applicable Federal rate determined under section 1274(d) of the Internal Revenue Code of 1986, as soon as such remaining amount is determined in accordance with this paragraph 8.

      9.     NON-DISCLOSURE AND REMEDIES:
             ----------------------------

      a. The Executive shall not, during the Executive's employment hereunder or at any time thereafter, disclose or reveal to anyone (other than persons within the Company) any information relating to the business, techniques, operations, condition (financial or otherwise), prospects or affairs of the Company which is not generally known or recognized as a standard industry practice. The Executive confirms that all confidential information regarding the business of the Company received by him during his employment is and shall remain the exclusive

                                 -Page 11-
property of the Company. All business records, papers and documents kept or made by the Executive relating to the business of the Company shall be and remain its property. Upon the termination of his employment with the Company or upon the Company's request at any time, the Executive shall promptly deliver to the Company, and shall not, without the consent of the Company, retain copies of any written materials not previously made available to the public made by the Executive or coming into his possession concerning the business or any of its affiliates. Notwithstanding the preceding provisions of this subparagraph 9, a, or any other provision of this Agreement, the Executive shall be entitled to retain any written materials received by the Executive in the capacity as a shareholder of the Company or the Company's affiliates.

      b. Without limiting its other remedies at law or equity for any breach of subparagraph 9, a, hereof, the Executive agrees that in the event of such breach, the Company shall be entitled to a temporary restraining order and a preliminary and permanent injunction to specifically enforce subparagraph 9, a, hereof, which shall be enforceable by the Company, irrespective of the reason for the Executive's termination of employment.

      10.    SUCCESSORS; BINDING AGREEMENT:
             ------------------------------

      a. The Company shall require any successor to all or substantially all of the business and/or assets of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise), by agreement in form and substance reasonably satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place; provided that (i) any such assignment and assumption shall not relieve the Company of its liability hereunder, and (ii) with respect to the Company's Incentive Plans and Benefit Plans, the Company's obligations under this subparagraph 10, a, shall be deemed satisfied if the Executive is entitled to participate in the incentive and benefit plans of the successor company which are generally offered to the other executives of such successor company. As used in this Agreement, "Company" shall mean the Company as hereinabove defined and any successors to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this subparagraph 10, a, or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

      b.     This Agreement shall inure to the benefit of and be enforceable by:

             (1) the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees; and

             (2)   the Company's successors and assigns.

      11.    NOTICES:  For the purposes of this Agreement, notices and
             --------
all other communications provided for in this Agreement shall be in writing and shall be delivered by certified mail, return provide receipt requested, postage prepaid, addressed as follows:

                                  -Page 12-

                        If to Executive:     P. Crismon Burnam
                                             3300 Greenfield Court
                                             Columbia, MO 65203

                        If to the Company:   Storage Trust Realty
                                             2407 Rangeline Road
                                             Columbia, MO 65202

      12.    MISCELLANEOUS:  No provisions of this Agreement may be
             --------------
modified, waived, or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and approved by the Company. No modification, waiver or discharge by the Company shall be effective unless it is approved by a majority of the Independent Trustees (as defined in Article 5 of the Company's Declaration of Trust). No waiver by a party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the state of Maryland.

      13.    VALIDITY:  The invalidity or unenforceability of any
             ---------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

      14.    HEADINGS:  The headings contained herein are for reference
             ---------
purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

      15.    SUPERSESSION OF PRIOR AGREEMENT:  This Agreement
             --------------------------------
supersedes and wholly replaces any previous employment agreements between the Company or its predecessor corporations and the Executive, and any amendments and supplements thereto.

      16.    ENTIRE AGREEMENT:  This Agreement constitutes the entire
             -----------------
agreement of the parties hereto relating, to the subject matter hereof and there are no written or oral terms or representations made by either party other than those contained herein.

      17.    ATTORNEYS' FEES AND COSTS:  In the event there is any
             --------------------------
legal action or arbitration between the parties hereto with respect to this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in connection with such action or proceeding in addition to any other relief to which such party may be entitled.

      18.    SURVIVAL:  Except as otherwise expressly provided in this
             ---------
Agreement, the rights and obligations of the parties hereunder shall survive the expiration or termination of the term of the Executive's employment hereunder.

      19.    NO EFFECT ON OTHER CONTRACTUAL RIGHTS:  The provisions
             --------------------------------------
of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable to the

                                 -Page 13-

Executive, or in any way diminish the Executive's rights as an employee of the Company, whether existing now or hereafter, under any employee benefit plan, program, or arrangement or other contract or agreement of the Company providing benefits to the Executive.

      20.    ARBITRATION:  The parties agree that any disputes arising
             ------------
from this Agreement shall be resolved by submission to binding and final arbitration in accordance with the rules of the American Arbitration Association, but subject to the following terms and conditions:

      a.     Purpose.  The parties recognize that during the term of this
             -------
Agreement, it is to their mutual benefit for there to be a mechanism to avoid litigation. Rather than resort to litigation, the parties agree that the disputes which may arise between the parties during the term of this Agreement shall be resolved by mediation and arbitration as prescribed by this paragraph.

      b.     Term of Arbitration Obligation.  The arbitration obligation
             ------------------------------
set forth in this paragraph shall exist during the term of this Agreement.

      c.     Mediation.  Before any dispute between the Parties is referred
             ---------
to an arbitrator or arbitration panel for resolution, the Parties shall use reasonable and good faith efforts to resolve said dispute on an informal basis or through the use of a mediator mutually agreeable to both Parties. The mediator selected for this purpose shall not have any power to render a decree or to enter any judgment binding upon the Parties, but instead said mediator shall be selected in an effort to achieve a consensus and agreement between the Parties with respect to the issue or issues in dispute. In the event either Party believes an issue has not been resolved to said Party's satisfaction and that said dispute potentially may be the subject of arbitration if not resolved, said Party shall have the right to demand that said issue be presented to a mediator for mediation and conciliation. In such event, said Party desiring such mediation (the "Electing Party") shall give notice to the other Party (the "Notice Party") as to the Electing Party's desire to refer said issue to a mediator for resolution. Said written notice to the Notice Party shall specify the names of at least three
(3) persons who would be acceptable to the Electing Party as a mediator for this purpose. The Notice Party shall have the right to agree to any one (1) of the three (3) persons so named to serve as mediator or shall have the right to reject all said persons named and suggest three (3) prospective mediators in return. If both Parties are unable to agree as to the name of a mediator who will serve as such in connection with said mediation proceedings within thirty (30) days of the date the Electing Party first gives notice to the Notice Party in this regard, then the issue involved shall not be required to be mediated, but instead may be the subject of arbitration pursuant to the provisions hereafter specified. If the Parties are able to agree as to a person who can serve as mediator, then the parties shall meet with said mediator and attempt to resolve that issue to their mutual satisfaction. If the parties are unable to achieve a resolution of the issue through said mediation proceeding, then either Party may thereafter invoke the arbitration proceedings hereafter specified.

                                 -Page 14-

      d.     Arbitration Procedures.  If the Parties are unable to resolve
             ----------------------
an issue or issues about which they disagree through the mediation process described above, then either Party shall have the right to require the binding arbitration of such issue by demanding that said issue be arbitrated. In such event, the Parties shall proceed as follows:

             (1) The Party desiring arbitration (the "Electing Party") shall given written notice to the other Party (the "Notice Party") as to the Electing Party's election to invoke the binding arbitration provisions of this paragraph. Said written notice shall identify the issue or issues about which the Parties disagree, the fact of the Electing Party's desire that said issues be arbitrated pursuant to this Agreement, and the name of the arbitrator which the Electing Party has selected to arbitrate said dispute.

             (2) The Notice Party shall have ten (10) days following receipt of the above-described written notice concerning the Electing Party's decision to demand arbitration in which to select an arbitrator to serve as such and who is acceptable to the Notice Party for this purpose. The arbitrator selected by the Electing Party and the arbitrator selected by the Notice Party shall thereafter meet within five (5) days of the date the Notice Party indicates to the Electing Party the name of the Notice Party's arbitrator and shall attempt to agree upon a third arbitrator who shall be selected by said two (2) previously named arbitrators. In the event said two (2) previously named arbitrators are unable to agree upon a third arbitrator, then either Party may communicate this fact to the American Arbitration Association which shall thereupon name and select the third arbitrator.

             (3) Any arbitrator selected by a Party must be independent of the Party who has selected said arbitrator, i.e., said arbitrator may not be an employee of that Party, may not be related within the third degree of consanguinity to any employee or member of that Party or that Party's Affiliate, and may not be an investor in, member of, or Affiliate of any Party.

             (4) Any arbitrator selected for the foregoing purposes must agree in writing, to base said arbitrator's decision on the principles hereafter set forth in subparagraph e of this paragraph.

             (5) The Parties shall thereafter proceed to submit their issues and disputes to the arbitrators selected in the foregoing manner and shall thereafter be bound by any decision reached by said arbitrators (so long as said decision is reached and determined in accordance with the principles hereafter set forth in subparagraph of this paragraph).

      (6) In lieu of the foregoing procedure, if the Parties are able to agree on a single person to serve as arbitrator of the issue or issues involved, then the

                                 -Page 15-

      Parties may submit the issues involved to said single arbitrator who shall thereupon have the power to make a decision in the case which is binding upon both Parties.

      e.     Governing Principles Applicable to Arbitration Proceedings.
             ----------------------------------------------------------
In any arbitration proceeding conducted pursuant to this Agreement and pursuant to the foregoing provisions of this paragraph, the Arbitrator shall be bound and governed by the following principles:

             (1) The arbitration proceedings shall be stayed for a reasonable period of time during which the Parties shall be permitted to conduct such discovery (including depositions, interrogatories, requests for admissions, and the like) in the same manner as if the issue or issues involved were pending before the Circuit Court of Boone County, Missouri, and pursuant to the Missouri Rules of Civil Procedure then in effect.

             (2) Following said period of discovery, the issues shall be presented to the arbitrator or arbitrators. However, in presenting such issues and such evidence as may be involved, the arbitrator shall be bound and obligated to apply the rules of evidence which are then in effect with respect to Circuit Courts in Boone County, Missouri, and shall be governed by the rules of evidence with respect to the admissibility of evidence in the Missouri courts in the same manner as if said issues where then being tried to a Circuit Judge in the Circuit Court of Boone County, Missouri. The arbitrators may not consider (and shall not consider) evidence which would not be admissible before the Circuit Court of Boone County, Missouri, were the issues being tried to said Circuit Court in said case.

             (3) Any decision rendered by the arbitrators must be a decision which could be entered by the Circuit Court of Boone County, Missouri, under the same or similar circumstances. In this regard, the arbitration panel shall have such equitable authority and powers as the Circuit Court of Boone County, Missouri, would have under the same or similar circumstances, but shall not have the ability to fashion any relief or decision which would be beyond the authority of the Circuit Court of Boone County, Missouri, to render under the same or similar circumstances (assuming personal jurisdiction over both Parties).

             (4) In the event no member of the arbitration panel is an attorney licensed to practice law in the state of Missouri, then the arbitration panel shall have the authority to retain the services of an attorney who is licensed to practice law in the state of Missouri, and who has no conflict of interest with respect to the Parties to advise the arbitration panel concerning the legal issues coming before the arbitration panel. However, because of the need for the arbitration panel to be familiar with legal principles under the laws of the state of Missouri, the arbitration panelists selected by the Parties (and by the arbitrators) shall, if at all

                                 -Page 16-
      possible, be practicing attorneys in the state of Missouri or Judges or former Judges of the courts of the state of Missouri.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

      [THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.]


                             STORAGE TRUST PROPERTIES, L.P., ("Company")

                             By: Storage Trust Realty, a Maryland Real Estate Investment Trust, Sole General Partner


                                   By:      /s/ Michael G. Burnam
                                      ------------------------------------------
                                      Michael G. Burnam, Chief Executive Officer

                                         /s/ P. Crismon Burnam
                                      ------------------------------------------
                                      P. CRISMON BURNAM,  ("Executive")


                                 -Page 17-